Exhibit 10.37

AFTER RECORDING RETURN TO:

Mark A. Stayer

Schwabe Williamson & Wyatt, P.C.

1211 S.W. Fifth Avenue
Suites 1600-1900

Portland, OR 97204

Document Title:	Timberland Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing

Reference # of related documents:

Grantor(s):	POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

Grantee(s):	JOHN HANCOCK LIFE INSURANCE COMPANY

JEFFERSON COUNTY, WASHINGTON Abbreviated Legal Description
04— 27N— 01E	06— 28N— 01W	29— 29N— 01W
18— 28N— 01E	08— 28N— 01W	30— 29N— 01W
19— 28N— 01E	09— 28N— 01W	31— 29N— 01W
28— 28N— 01E	11— 28N— 01W	32— 29N— 01W
29— 28N— 01E	12— 28N— 01W	33— 29N— 01W
18— 29N— 01E	04— 29N— 01W	34— 29N— 01W
19— 29N— 01E	09— 29N— 01W	27— 27N— 02W
30— 29N— 01E	17— 29N— 01W	01— 28N— 02W
31— 29N— 01E	19— 29N— 01W	14— 28N— 02W
05— 27N— 01W	20— 29N— 01W	22— 28N— 02W
01— 28N— 01W	21— 29N— 01W	26— 28N— 02W
02— 28N— 01W	22— 29N— 01W	24— 29N— 02W
04— 28N— 01W	25— 29N— 01W	36— 29N— 02W
05— 28N— 01W	28— 29N— 01W
Additional Legal Description is on Exhibit A to document.

KITSAP COUNTY, WASHINGTON Abbreviated Legal Description
Parcel 1:	Northeast quarter Southeast quarter Section 12, township 27 North, Range 1 East

Parcel 2:

Southwest quarter of Northwest quarter Section 13, Township 27 North, Range 1 East, Tracts 1, 13, 15, 16 and 17 Hood Canal Acreage Tracts Block 2, Division 1, Lots 12 and 13, Hood Canal Acreage Tracts Block 1, Division 4 and Lots 10 and 11, Hood Canal Acreage Tracts Block 1, Division 2

Parcel 3:	Southeast quarter Northeast quarter Section 23, Township 27 North, Range 1 East

Parcel 4:	Section 24, Township 27 North, Range 1 East

Parcel 5:	Section 25, Township 25 North, Range 1 East

Parcel 6:	Section 36, Township 27 North, Range 1 East

Parcel 7:	Section 36, Township 27 North, Range 1 East

Parcel 8:	Northwest quarter Section 3, Township 26 North, Range 2 East

Parcel 9:	Northeast quarter Section 4, Township 26 North, Range 2 East

Parcel 10:	Southeast quarter Section 4, Township 26 North, Range 2 East

Parcel 11:	Southeast quarter of Northwest Quarter and East half of Southwest quarter Section 3, Township 27 North, Range 2 East

Parcel 12:	East half Section 4, Township 27 North, Range 2 East

Parcel 13:	Southeast quarter Southwest quarter Section 4, Township 27 North, Range 2 East

Parcel 18:	Northeast quarter Northeast quarter Section 9, Township 27 North, Range 2 East

Parcel 19:	Northwest quarter Northeast quarter Section 9, Township 27 North, Range 2 East

Parcel 20:	Section 15, Township 27 North, Range 2 East

Parcel 21:	Section 18, Township 27 North, Range 2 East

Parcel 22:	Section 18, Township 27 North, Range 2 East

Parcel 23:	Section 19, Township 27 North, Range 2 East

Parcel 24:	West half of East half and Northwest quarter of Southwest quarter Section 33, Township 28 North, Range 2 East

2

Parcel 25:	Southwest quarter of Southwest quarter Section 28, Township 27 North, Range 2 East

Parcel 26:	Northwest quarter Northwest quarter Section 29, Township 27 North, Range 2 East

Parcel 27:	Southeast quarter Section 29, Township 27 North, Range 1 East

Parcel 28:	Section 30, Township 27 North, Range 2 East

Parcel 29:	North half Section 31, Township 27 North, Range 2 East

Parcel 30:	Section 32, Township 27 North, Range 2 East

Parcel 31:	Section 33, Township 27 North, Range 2 East

Parcel 32:	South half Southwest quarter Section 34, Township 27 North, Range 2 East

Parcel 33:	South half of Southwest quarter Section 20, Township 28 North, Range 2 East

Parcel 34:	Southwest quarter and Southeast quarter of Southeast quarter Section 20, Township 28 North, Range 2 East

Parcel 35:	Section 28, Township 28 North, Range 2 East

Parcel 36:

Southeast quarter Southwest quarter Section 20, Township 28 North, Range 2 East, Govt. Lot 1 Section 20, Township 28 North, Range 2 East, Govt. Lot 4 Section 29, Township 28 North, Range 2 East, Northeast quarter Northwest quarter Section 29, Township 28 North, Range 2 East, Govt. Lot 1, Section 29, Township 28 North, Range 2 East

Parcel 37:	Northeast and Southeast quarter Section 32, Township 28 North, Range 2 East

Parcel 38:	West half of East half Section 33, Township 28 North, Range 2 East

Parcel 39:	North half of Southwest quarter Section 3, Township 23 North, Range 1 West

Parcel 40:	Northeast quarter Northeast quarter Section 20, Township 24 North, Range 1 West

Parcel 41:	Southwest quarter Northwest Quarter Section 20, Township 24 North, Range 1 West

Parcel 42:	Section 28, Township 24 North, Range 1 West

Parcel 43:	Section 29, Township 24 North, Range 1 East

3

Parcel 44:	Southeast quarter Southeast quarter Section 30, Township 24 North, Range 1 West

Parcel 45:	Section 31, Township 24 North, Range 1 West

Parcel 46:	Section 32, Township 24 North, Range 1 West

Parcel 47:	Section 33, Township 24 North, Range 1 West

Parcel 48:	Section 19, Township 24 North, Range 2 West

Parcel 49:	Section 20, Township 24 North, Range 2 West

Parcel 50:	Northeast quarter Northwest quarter Section 20, Township 24 North, Range 2 West

Parcel 51:	Section 21, Township 24 North, Range 2 West

Parcel 52:	Northwest quarter Northeast quarter Section 21, Township 24 North, Range 2 West

Parcel 53:	Section 22, Township 24 North, Range 2 West

Parcel 54:	Section 22, Township 24 North, Range 2 West

Parcel 55:	Section 23, Township 24 North, Range 2 West

Parcel 56:	West half of Southwest quarter Section 23, Township 24 North, Range 2 West

Parcel 57:	Southwest quarter Southeast quarter Section 24 Township 24 North, Range 2 West

Parcel 58:	Section 25, Township 24 North, Range 2 West

Parcel 59:	Section 26, Township 24 North, Range 2 West

Parcel 60:	Section 27, Township 24 North, Range 2 West

Parcel 61:	Section 28, Township 24 North, Range 2 West

Parcel 62:	East half of Section 29, Township 24 North, Range 2 West

Parcel 63:	Northeast quarter Section 31, Township 24 North, Range 2 West

4

KITSAP COUNTY, WASHINGTON Abbreviated Legal Description
Parcel 64:	Section 32, Township 24 North, Range 2 West

Parcel 65:	Section 33, Township 24 North, Range 2 West

Parcel 66:	Northeast quarter and West half Section 34, Township 24 North, Range 2 West

Parcel 67:	Southeast quarter Section 34, Township 24 North, Range 2 West

Parcel 68:	Section 35, Township 24 North, Range 2 West

Parcel 69:	Section 36, Township 24 North, Range 2 West

Parcel 70:	Section 36, Township 24 North, Range 2 West

Parcel 71:	East half and East half Southwest quarter Section 36, Township 24 North, Range 3 West

Parcel 72:	Lots 17, 32, 33, 46 and 36 Hood Canal Acreage tracts, Block 1, Division 3

Additional Legal Description is on Exhibit A to document.

MASON COUNTY, WASHINGTON Abbreviated Legal Descriptions

TL GL 1 & 2, 6-22-1; 4-23-1 ex SE SE; ptns GL 1, 2, 3, 5, E ½  SE, W ½ SE 5-23-1; all 8-23-1; W ½ NE, NW, NW SW, ptn NE SW, 9-23-1; W ½ NE, NW, N½ SW 17-23-1; GL 2, 3, 4 1-23-2; GL 1, 2, 3, 4, SW NW, NW SW, 2-23-2; GL 1, 2, S ½ NE, 3-23-2; GL 3, 4, S ½ NW, W ½ SW, 4-23-2; all 5-23-2; S ½ NE, GL 1 to 7, SE NW, SE SW, NW SE, 6-23-2; all 7-23-2, exc SE SE, & exc ptns; NE exc SE NE, NW, SW, W ½ SE, 8-23-2; GL 2, NW 17-23-2; NE NW & GL 1 18-23-2; all 1-23-3; E ½ SE, SE NE 2-23-3; SE NE, SE SW, N ½ SE, SW SE 11-23-3; N ½, N ½ SW, SE, exc ptn 12-23-3; W ½ NE, NE NW, S ½ NW 14-23-3; NW NE, SE NW, NE SW, NW SE, SE SE 22-23-3

Additional Legal Description is on Exhibit A to document.

CLALLAM COUNTY, WASHINGTON Abbreviated Legal Descriptions
W 396’ OF SW, 33-28-2.
W½ NE, 30-30-2.
N½ SW SW & SE SW SW, 35-30-5.
SW SW SW, 35-30-5.
Additional Legal Description is on Exhibit A to document.

5

JEFFERSON COUNTY, WASHINGTON Assessor’s Tax Parcel I.D. Numbers
721 042 001 (1)	901 194 006 (32)
821 181 001 (2)	901 201 001 (33)
821 181 002 (3)	901 213 001 (34)
821 181 008 (4)	901 214 001 (35)
821 181 011 (5)	901 223 002 (36)
821 191 001 (6)	996 800 001 (37)
821 192 002 (7)	901 254 012 (38)
821 203 001 (8)	901 282 001 (39)
821 281 001 (9)	901 292 002 (portion of Parcel 40)
921 182 005 (10)	901 294 001 (portion of Parcel 40)
921 193 001 (11)	901 301 001 (portion of Parcel 41)
921 302 001 (12)	901 302 001 (portion of Parcel 41)
921 303 001 (13)	901 311 001 (42)
921 303 002 (14)	901 321 001 (43)
921 312 002 (15)	901 323 008 (44)
701 051 002 (16)	901 331 001 (45)
701 051 003 (17)	901 343 003 (46)
801 012 003 (18)	702 271 001 (47)
801 024 002 (19)	802 012 001 (portion of Parcel 48)
801 043 001 (portion of Parcel 20)	802 012 009 (portion of Parcel 48)
801 081 001 (portion of Parcel 20)	802 012 011 (49)
801 052 001 (21)	802 144 001 (portion of Parcel 50)
801 052 002 (22)	802 144 002 (portion of Parcel 50)
801 062 003 (23)	801 144 005 (51)
801 093 001 (24)	802 261 009 (52)
801 111 001 (25)	902 244 001 (53)
801 122 001 (26)	902 361 002 (portion of Parcel 54)
901 041 001 (portion of Parcel 27)	902 361 004 (portion of Parcel 54)
901 042 001 (portion of Parcel 27)	902 361 005 (portion of Parcel 54)
901 042 002 (portion of Parcel 27)	902 362 010 (55)
996 200 004 (portion of Parcel 27)
901 091 001 (portion of Parcel 28)
901 092 001 (portion of Parcel 28)
901 173 002 (29)
901 193 001 (30)
901 194 005 (31)

6

KITSAP COUNTY, WASHINGTON Assessor’s Tax Parcel I.D. Numbers
122 701 400 120 01 (1)	032 602 200 520 02 (8)	092 702 100 820 04 (19)
122 701 400 320 09 (1)	042 602 100 120 07 (9)	152 702 100 720 07 (20)
132 701 100 120 06 (2)	042 602 400 120 01 (10)	182 702 100 320 08 (21)
132 701 100 420 03 (2)	032 702 200 820 08 (11)	182 702 100 420 07 (22)
132 701 300 320 00 (2)	042 702 102 220 01 (12)	192 702 100 520 05 (23)
232 701 101 220 01 (3)	042 702 300 420 09 (13)	202 702 300 520 08 (24)
242 701 100 120 03 (4)	072 702 100 620 08 (14)	282 702 302 120 00 (25)
242 701 200 420 08 (4)	072 702 100 621 07 (14)	292 702 202 620 06 (26)
242 701 300 820 02 (4)	072 702 101 220 00 (15)	292 702 400 620 06 (27)
252 701 100 120 02 (5)	072 702 300 320 07 (16)	302 702 100 120 04 (28)
362 701 100 520 05 (6)	072 702 300 420 06 (17)	302 702 100 420 01 (28)
362 701 100 620 04 (7)	092 702 100 320 09 (18)	302 702 300 320 08 (28)
302 702 400 320 06 (28)	292 401 200 210 00 (43)	252 402 300 210 01 (58)
312 702 100 420 00 (29)	292 401 300 110 09 (43)	252 402 300 310 00 (58)
312 702 100 620 08 (29)	302 401 400 510 00 (44)	252 402 300 410 09 (58)
312 702 200 220 00 (29)	312 401 100 110 09 (45)	252 402 400 110 00 (58)
322 702 100 120 02 (30)	322 401 300 110 04 (46)	252 402 400 210 09 (58)
322 702 400 620 01 (30)	332 401 100 110 07 (47)	252 402 400 410 07 (58)
332 702 200 720 03 (31)	332 401 201 010 04 (47)	262 402 100 110 05 (59)
332 702 201 220 06 (31)	332 401 300 110 03 (47)	272 402 100 110 04 (60)
332 702 300 120 07 (31)	192 402 400 310 06 (48)	282 402 100 110 03 (61)
332 702 400 620 00 (31)	202 402 100 110 01 (49)	292 402 100 110 02 (62)
342 702 300 720 00 (32)	202 402 200 110 09 (50)	312 402 100 210 07 (63)
202 802 300 220 00 (33)	212 402 100 110 00 (51)	322 402 100 110 07 (64)
202 802 400 220 08 (34)	212 402 100 310 08 (52)	332 402 100 110 06 (65)
282 802 100 120 07 (35)	222 402 100 110 09 (53)	342 402 100 110 05 (66)
282 802 100 220 06 (35)	222 402 100 210 08 (54)	342 402 400 210 08 (67)
292 802 100 120 06 (36)	222 402 400 210 02 (54)	352 402 100 110 04 (68)
292 802 100 220 05 (36)	232 402 200 310 04 (55)	362 402 100 110 03 (69)
292 802 200 220 03 (36)	232 402 300 210 03 (56)	362 402 100 210 02 (70)
292 802 400 120 00 (36)	242 402 400 110 01 (57)	362 402 100 310 01 (70)
322 802 102 520 03 (37)	252 402 100 110 06 (58)	362 402 200 110 01 (70)
332 802 100 320 08 (38)	252 402 100 310 04 (58)	362 402 200 210 00 (70)
032 301 301 110 08 (39)	252 402 100 410 03 (58)	362 402 200 310 09 (70)
202 401 100 410 09 (40)	252 402 200 110 04 (58)	362 402 300 110 09 (70)
202 401 200 510 06 (41)	252 402 200 210 03 (58)	362 402 300 210 08 (70)
282 401 100 110 04 (42)	252 402 200 310 02 (58)	362 403 100 110 02 (71)
282 401 300 110 00 (42)	252 402 200 410 01 (58)
292 401 100 110 03 (43)	252 402 300 110 02 (58)

7

MASON COUNTY, WASHINGTON Assessor’s Tax Parcel I.D. Numbers
12206 11 70430	22305 13 00000	22307 32 00000
12304 00 00000	22305 14 00000	22307 33 00000
12304 41 00000	22305 21 00000	22307 34 00000
12304 42 00000	22305 22 00000	22307 40 00000
12304 43 00000	22305 23 00000	22307 43 00000
12305 11 00000	22305 24 00000	22308 10 00000
12305 13 00000	22305 31 00000	22308 20 00000
12305 14 00000	22305 32 00000	22308 30 00000
12305 21 00000	22305 33 00000	22308 30 00010
12305 22 00000	22305 34 00000	22308 40 00000
12305 40 00000	22305 41 00000	22317 13 00000
12305 40 04000	22305 42 00000	22317 20 00000
12308 00 00000	22305 43 00000	22318 21 00000
12309 00 01000	22305 44 00000	22318 22 00000
12309 31 00000	22306 10 00000	32301 00 00000
12317 20 00000	22306 11 00000	32301 20 00000
12317 30 01000	22306 12 00000	32302 40 00000
22301 12 00000	22306 21 00000	32311 14 00000
22301 20 00000	22306 22 00000	32311 34 00000
22302 11 00000	22306 23 00000	32311 40 00000
22302 12 00000	22306 24 00000	32311 43 00000
22302 20 00000	22306 32 00000	32312 00 01000
22302 23 00000	22306 33 00000	32312 30 00000
22302 32 00000	22306 34 00000	32312 40 00000
22303 10 00000	22306 42 00000	32312 41 00000
22303 13 00000	22307 10 00000	32312 44 00000
22304 20 00000	22307 20 00000	32314 00 01000
22304 20 00010	22307 22 00000	32322 00 00000
22304 30 00000	22307 23 00000	32322 44 00000
22305 11 00000	22307 31 00000
22305 12 00000	22307 31 00020

CLALLAM COUNTY, WASHINGTON Tax Assessor’s Tax Parcel I.D. Numbers
022833 300000	053035 330050
023030 120000	053035 330000

8

TIMBERLAND DEED OF TRUST

AND SECURITY AGREEMENT

WITH ASSIGNMENT OF RENTS

AND FIXTURE FILING

(Washington)

This Timberland Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing (said Deed of Trust as may be amended or modified hereafter is referred to as the “Deed of Trust”) is made this 29th day of March, 2001, by and between POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP (hereinafter referred to as the “Grantor”) whose address is 19245 10th Avenue N.E., Poulsbo, Washington 923370–0239, JEFFERSON TITLE COMPANY, whose address is 2205 Washington Street, Port Townsend, Washington 98368, as Trustee, (hereinafter referred to as “Trustee”) and JOHN HANCOCK LIFE INSURANCE COMPANY, a corporation incorporated under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the “Beneficiary”), as agent for itself and for the other Holders, as hereinafter defined, whose address is John Hancock Place, 200 Clarendon Street, P.O. Box 111, Boston, Massachusetts 02117, Attn:  Senior Forestry Investment Officer, Agricultural Investment Department.

WHEREAS, under that certain Note Purchase Agreement (said Note Purchase Agreement together with any and all replacements, supplements, modifications, amendments, restatements, renewals or extensions thereof is hereinafter referred to as the “Note Purchase Agreement”) dated of even date herewith, by and among Grantor, Beneficiary, and the Holders, as defined in the Note Purchase Agreement, Grantor issued to the Holders, as defined in the Note Purchase Agreement, certain Class A Fixed Rate Senior Secured Notes (said notes, together with any and all replacements, supplements, modifications, amendments, restatements, renewals or extensions thereof are hereinafter individually and collectively referred to as the “Notes”) all dated of even date herewith in the aggregate principal amount of $30,000,000, to be paid with interest thereon in installments as set forth in the Notes, which mature, if not sooner paid, on April 1, 2011; and

WHEREAS, to secure the indebtedness evidenced by the Notes and the indebtedness evidenced by that certain Promissory Note dated April 29, 1992, in the original amount of $16,000,000, as amended by instruments dated May 25, 1993, December 19, 1995, December 20, 1999, and instrument dated of even date herewith (such Promissory Note, as amended previously and as may be amended hereafter, is herein referred to as the “1992 Note”), Grantor has duly authorized the execution and delivery of this Timberland Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing upon certain property in Jefferson, Mason, Clallam, and Kitsap Counties, Washington, as hereinafter particularly described.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and for the purpose of securing the obligations described in Section 1.1 below, Grantor hereby irrevocably grants, conveys, warrants, assigns, transfers, pledges, hypothecates and grants in and confirms to Trustee, in trust, with power of sale, for the benefit and security of Beneficiary, subject to the terms and conditions hereinafter set forth, all of Grantor’s right, title and interest in and to the real property located in Jefferson, Mason, Clallam, and Kitsap Counties, Washington (the “Property”) more particularly described on Exhibit A attached hereto and incorporated herein by reference thereto; and all fences, gates, roads, rights of way or easements for roads, rights of ingress and egress, waters, water courses, water rights and powers, rights to underground waters, licenses, rights, interests, privileges, liberties, and all tenements, hereditaments and appurtenances whatsoever, upon or attached to or in any way belonging, relating or appertaining to the Property, or which hereafter shall be related to or in any way belong, or be appurtenant thereto, and all licenses, easements, rights, interests, privileges or liberties now or hereafter owned by Grantor belonging, relating or appertaining to the Property, or the timber or logs located thereon; and

TOGETHER WITH the Grantor’s interest in any timber supply, cutting or similar contract involving the sale of trees standing on the Property; any books and records to the extent such books and records relate to the use and operation of all or any portion of the Property; and all rights, titles and interests of Grantor in and to all present and future licenses, permits, approvals and agreements with or from any municipal corporation, county, state, or other governmental or quasi–governmental entity or agency relating to the development, improvement, division or use of all or any portion of the Property to the extent such licenses, permits, approvals, and agreements are assignable by law; and

TOGETHER WITH all rights of Grantor in and to any escrow or withhold agreements, title insurance, surety bonds, warranties, management contracts, leasing or sales agreements, and service contracts which are in any way relevant to the ownership, development, improvement, management, sale or use of all or any portion of the Property; and

TOGETHER WITH Grantor’s rights under any payment, performance, or other bond in connection with construction of any improvements, and all construction materials, supplies, and equipment delivered to the Property or intended to be used in connection with the construction of improvements on the Property; and

TOGETHER WITH all rights, interests, and claims that Grantor now has or may hereafter acquire with respect to any damage to or taking of all or any part of the Property and all awards made for taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property, and any and all awards resulting from any other damage to the Property, all of which are hereby assigned to the Beneficiary and the Beneficiary is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same to the Obligations secured hereby notwithstanding the fact that the same may not then be due and payable; and

TOGETHER WITH any and all rights, interest, and claims that Grantor now has or may hereafter acquire with respect to any and all mineral, oil and gas rights, air rights, development rights, water rights and water stock, drainage rights, zoning rights, and other similar rights or interests which benefit or are appurtenant to the Property and any proceeds arising therefrom; and

TOGETHER WITH all structures, buildings, and improvements of every kind and description now or at any time hereafter located on the Property (hereinafter referred to as the “Improvements”), including all equipment, apparatus, machinery, fixtures, fittings, and appliances and other articles and any additions to, substitutions for, changes in or replacements of the whole or any part thereof, now or at any time hereafter affixed or attached to, and which are an integral part of said structures, buildings, improvements, or the Property or any portion thereof, and such Improvements shall be deemed to be fixtures and an accession to the freehold and a part of the Property as between the parties hereto and all persons claiming by, through, or under such parties except that same shall not include such machinery and equipment of any tenant of any portion of the Property or Improvements, which is part of and/or used in the conduct of the normal business of such tenant conducted upon the Property; and

TOGETHER WITH all data, files, and computer software and hardware relating to the accounting and management functions of the Property; and

TOGETHER WITH all timber, standing, cut or down, now or hereafter grown, growing or located on the Property, deemed for the purposes of this Deed of Trust to be real property.

All of the foregoing is hereinafter referred to as “Property” or as the “Trust Estate.”

The Note Purchase Agreement provides for additional covenants, agreements, obligations and conditions to be kept, observed, performed, carried out and executed by Grantor, which additional covenants, agreements, obligations and conditions deal with conditions which Grantor must observe in the conduct and maintenance of its business and of the Property and in its dealings with Beneficiary.  The Note Purchase Agreement is by reference hereby incorporated herein to the same extent and effect as though the Note Purchase Agreement was set forth herein in full.  In the event of any conflict between the provisions of the Note Purchase Agreement and the provisions of the Deed of Trust, the provisions of the Note Purchase Agreement shall control, provided that the parties agree that the Note Purchase Agreement and the Deed of Trust shall be interpreted and construed, to the fullest extent possible, so as not to be in conflict with each other, it being the intentions of the parties that all provisions of the Note Purchase Agreement and this Deed of Trust shall be enforceable to the fullest extent possible.  All capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Note Purchase Agreement.

TO PROTECT THE PROPERTY AND SECURITY GRANTED BY THIS DEED OF TRUST, THE GRANTOR HEREBY WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

ARTICLE 1

Particular Covenants and Warranties of Grantor

1.1           Obligations Secured. This Deed of Trust secures the following, collectively referred to hereinafter as the “Obligations”:

(a)           The payment of all indebtedness and the performance of all covenants and obligations of Grantor under the Notes, whether such payment and performance is now due or becomes due in the future; and

(b)           The payment and performance of all covenants and obligations in this Deed of Trust, and in all other deeds of trust, security agreements, notes, agreements, and undertakings now existing or hereafter executed by Grantor with or for the benefit of Beneficiary relative to the loan evidenced by the Notes, including, without limitation the Note Purchase Agreement and the Financing Documents, as defined in the Note Purchase Agreement, whether such payment and performance is now due or becomes due in the future; and

(c)           The payment of all indebtedness and the performance of all covenants and obligations of Grantor under the 1992 Note, whether such payment and performance is now due or becomes due in the future; and

(d)           The payment and performance of all covenants and obligations contained in any instrument or agreement, as previously amended or as may be amended hereafter, securing Grantor’s performance under the 1992 Note, including, without limitation that certain Timberland Deed of Trust and Security Agreement with Assignment of Rents dated April 29, 1992, by and between Grantor, as grantor, and John Hancock Mutual Life Insurance Company, as beneficiary, and recorded on April 29, 1992, in Volume 371, Pages 237-332, records of Jefferson County, Washington, as amended May 13, 1992, by Amendment recorded August 26, 1992, in Volume 385, pages 204-206, records of Jefferson County, Washington, as amended May 25, 1993, by Second Amendment recorded June 14, 1993, in Volume 417, pages 297-299, records of Jefferson County, Washington, as amended December 19, 1995, by Third Amendment recorded December 29, 1995, in Volume 542, pages 447 and 448, records of Jefferson County, Washington, by Fourth Amendment recorded December 30, 1999, in Volume 666, pages 274 and 278, records of Jefferson County, Washington, and by instrument dated of even date herewith  (such Deed of Trust, and amended previously and as may be amended hereafter, is herein referred to as the “1992 Deed of Trust”), and all other security agreements, notes, agreements, and undertakings now existing or hereafter executed by Grantor with or for the benefit of John Hancock Mutual Life Insurance Company, or its

successors in interest relative to the loan evidenced by the 1992 Note, whether such payment and performance is now due or becomes due in the future.

1.2           Payment of Indebtedness, Performance of Covenants and Warranties.  Grantor shall duly and punctually pay and perform all of the covenants and obligations of Grantor under the Obligations, including, without limitation the covenants and obligations of Grantor under the Note Purchase Agreement; Grantor represents and warrants that Grantor’s representations and warranties contained in the Note Purchase Agreement are and remain true and accurate in all material respects as of the date of this Deed of Trust.

1.3           Title To Property, Type, Acres, Volume of Timber.  Grantor warrants that Property is not used principally for agricultural or farming purposes. Grantor covenants that it will forever defend the Beneficiary’s rights hereunder and the priority of this Deed of Trust against the adverse claims of all persons.

1.4           Further Assurances; Filing; Re–Filing; etc.

(a)           Grantor shall execute, acknowledge and deliver, from time to time, such further instruments as Beneficiary may require to accomplish the purposes of this Deed of Trust.

(b)           Grantor, immediately upon the execution and delivery of this Deed of Trust, and thereafter from time to time, shall cause this Deed of Trust, any security agreement, or deed of trust supplemental hereto and each instrument of further assurance to be recorded and re–recorded in such manner and in such places as may be required by any present or future law in order to perfect, and continue perfected, the lien and estate of this Deed of Trust.

(c)           Grantor shall pay all filing and recording fees, and all expenses incident to the execution, filing, recording and acknowledgment of this Deed of Trust, any security agreement, or deed of trust supplemental hereto and any instrument of further assurance, and all federal, state, county, and municipal taxes, assessments and charges arising out of or in connection with the execution, delivery, filing, and recording of this Deed of Trust, any security agreement, Deed of Trust or deed of trust supplement hereto, or any instruments of further assurance.

1.5           Compliance with Laws.  Grantor further represents, warrants and covenants that the Property will be maintained in all material respects in full compliance with all applicable laws, statutes, ordinances, regulations and codes of all federal, state and local governments (collectively “Laws”); and all covenants, conditions, easements and restrictions affecting the Property. Grantor may, without being deemed to be in violation of this section 1.5, contest in good faith the application of any laws, covenants, conditions, easements or restrictions affecting the Property; provided, that in the event such contest involves a lien on the Property, or any part thereof, that would, if valid, have priority over the lien of this Deed of Trust, Grantor shall provide to Beneficiary an appropriate monetary deposit or corporate surety bond fully protecting Beneficiary against such lien should Grantor’s contest be unsuccessful.

1.6           Environmental Protection Requirements, Warranties and Indemnities.

(a)           Except to the extent Grantor may do so, in accordance with applicable state, federal or local laws and regulations, in the ordinary course of its timber planting, growing, management and harvesting business, Grantor shall not use, or permit any tenant, occupant, or any other party or entity to use, the Property, or any part thereof, for the purpose of generating, treating, producing, storing, handling, transferring, processing, transporting, disposing, or otherwise releasing “hazardous substances,” as hereinafter defined, either on, in, from, or about the Property which:

(i)            creates or causes a contamination either on the Property or elsewhere which is required by any governmental authority to be removed, remediated, or otherwise cleaned–up under any applicable “Environmental Law,” as defined below,
(ii)           creates any form of liability, civil or criminal, direct or indirect, due to such contamination, or
(iii)          is in contravention of any Environmental Law.

(b)           The terms “Environmental Law” and “Environmental Laws” as used in this Deed of Trust include any and all current and future federal, state, and local environmental laws, statutes, rules, regulations, and ordinances relative to hazardous substances, as the same shall be amended and modified from time to time, including but not limited to “common law,” the Comprehensive Environmental Response, Compensation and Liability Act, (CERCLA) as amended from time to time, the Resource Conservation and Recovery Act, (RCRA) as amended from time to time, and the Toxic Substances Control Act, (TSCA) as amended from time to time.

(c)           The term “hazardous substances” as used in this Deed of Trust includes any and all “hazardous substances” as defined in CERCLA, any and all “hazardous wastes” as defined in RCRA, any and all “toxic substances” as defined in TSCA, petroleum products, asbestos or asbestos–containing materials, polychlorinated biphenyls (“PCB’s”), radon gas, urea formaldehyde form insulation (“UFFI”), and any and all other hazardous substances, hazardous wastes, pollutants, and contaminants regulated or controlled by any of the Environmental Laws.

(d)           Grantor shall, promptly after learning thereof, in the event of any material discharge, spill, injection, escape, emission, disposal, leak, or other release of hazardous substances on, in, under, onto, or from the Property, which is not authorized by a currently valid permit or other approval issued by the appropriate governmental agencies:
(i)            Promptly notify Beneficiary and if required by applicable laws or regulations, the Environmental Protection Agency National Response Center and the appropriate State Department of Environmental Resources,
(ii)           take all steps necessary to promptly clean up such discharge, spill, injection, escape, emission, disposal, leak, or another release in accordance with the provisions of all applicable Environmental Laws, and
(iii)          if legally required, receive certification from the appropriate State Department of Environmental Resources or Federal Environmental Protection Agency that the Property, and any other property affected, has been cleaned up to the satisfaction of those agencies.

(e)           Grantor shall and does hereby grant Beneficiary and Beneficiary’s agents, employees, contractors and designees an irrevocable license (coupled with an interest) to enter the Property, until such time as the Obligations are fully paid, upon at least 10 days prior written notice to Grantor, from time to time to:

(i)            evaluate and monitor the Property for compliance with all Environmental Laws and the terms of this Deed of Trust.
(ii)           to evaluate the presence of hazardous substances, and
(iii)          to perform appropriate tests and test borings, including taking soil and ground water samples.

(f)            That Grantor shall provide Beneficiary with all notices and other communications received from federal, state, and local agencies and departments which enforce and administer the Environmental Laws relating to violations thereof on the Property.  From time to time Grantor shall provide Beneficiary, upon request, any and all information requested by Beneficiary concerning the use of the Property and Grantor’s compliance with the Environmental Laws and the terms of this Deed of Trust, including but not limited to, all licenses, permits, and certificates, and the books and records pertaining to the Property.

(g)           Grantor shall require that all tenants, subtenants, undersubtenants, and other occupants of the Property to use and occupy the Property in strict compliance with the Environmental Laws and the terms of this Deed of Trust.

(h)           Grantor shall and does hereby release, indemnify, agree to pay on behalf of and defend and hold harmless Beneficiary, its officers, directors, agents, employees, successors, and assigns of, from, and against any impositions imposed by any governmental authority for any lien or so–called “super priority lien” upon the Property, as well as all losses, claims, costs, liabilities, penalties, punitive damages, causes of action, actions, demands, damages, fines (civil or criminal), penalties, expenses, clean–up costs, attorneys’ fees, and court costs (all of which are hereinafter referred to as “Environmental Damages”), regardless of when such Environmental Damages occurred, caused in whole or in part by any past, present, or future owner, occupier, tenant, subtenant, undersubtenant, licensee, guest, or any other person or entity, unless and to the extent such Environmental Damages arise as a result of the negligence or willful misconduct of Beneficiary, its employees, agents, contractors, or subcontractors, which may be incurred, suffered, or sustained by Beneficiary, its officers, directors, successors, or assigns, at any time, and from time to time, hereunder whether before, during, or after enforcement of its rights and remedies hereunder after the occurrence of an Event of Default and after payment of all sums secured hereby, by reason of or arising from, in whole or in part:

(i)            the presence or alleged presence of asbestos, asbestos–containing materials, PCB’s, radon gas, or UFFI on the Property;
(ii)           any violation or alleged violation of any Environmental Law; and
(iii)          any release or contamination caused by any hazardous substance on, in, under, onto, from, or about the Property; or
(iv)          any liability for personal injury, property damage, or damage to the environment due to (i), (ii), or (iii) above (all of the foregoing are hereinafter referred to collectively as the “Receivable Claims”).

Provided, always, that Grantor’s liability under this subsection (h) shall be limited to that derived from event(s) occurring prior to or during Grantor’s ownership of the Property or portion thereof on which the event(s) occurred giving rise to the liability covered by the foregoing indemnity. In the event the liability arises from a continuing event that occurred both during or prior to Grantor’s ownership, but also after Grantor’s ownership, Grantor’s liability under the indemnity set forth above shall remain, but shall be reduced to the extent that the liability occurs after Grantor’s ownership.

(i)            The terms of paragraph 1.6 (h) shall survive the payment in full of all sums secured hereby and the termination and satisfaction of record of this Deed of Trust and/or a deed in lieu of foreclosure.

(j)            Grantor agrees that in the event Beneficiary shall pay any Receivable Claims, all such sums shall be added to the amount secured hereby, shall be deemed to be obligatorily advanced under the terms of the Financing Documents, as defined in the Note Purchase Agreement, shall be secured hereby, and shall be payable on demand by Grantor.  The terms of this paragraph shall survive the payment in full of all other sums secured hereby and the termination and satisfaction of record of this Deed of Trust and/or a deed in lieu of foreclosure.

(k)           Grantor warrants and represents to Beneficiary that Grantor has investigated the prior ownership and use of the Property, in a manner consistent with good commercial practice, to determine that the Property is free of hazardous substances, except as otherwise disclosed to Beneficiary in writing.  Grantor, in performing its investigation, has considered, among other factors:

(i)            the relationship of the purchase price to the value of the Property if uncontaminated when acquired,
(ii)           commonly known or ascertainable information about the Property, and
(iii)          the obviousness of the presence, or likely presence, of contamination.

(l)            Grantor warrants and represents to Beneficiary, except to the extent disclosed to Beneficiary in writing, that to the best of the Grantor’s knowledge:

(i)            none of the Property owned and/or occupied by Grantor has ever been used to treat, store, produce, handle, transfer, process, transport, dispose or otherwise release hazardous substances and/or any other substances regulated or controlled by the Environmental Laws or which would result in any liability therefor;
(ii)           there is no pollution or danger of pollution resulting from a condition which exists on the Property which requires any corrective action under the Environmental Laws or which would result in any liability therefor;
(iii)          no notification has been filed with regard to a release of hazardous substances on, into, onto, or from the Property under the Environmental Laws;
(iv)          neither Grantor nor any prior owner or occupier of the Property has received a summons, citation, Notice of Violation, Administrative Order, directive, letter, or other communication, written or oral, from any governmental or quasi–governmental authority concerning any violation or alleged violation of any Environmental Laws with respect to the Property;
(v)           there are no underground storage tanks, visible asbestos, asbestos–containing materials, PCB’s, or UFFI located on, in, under, or about the Property;

(vi)          there have been no releases at, upon, under, or within, and no past or ongoing migration from neighboring lands to, the Property of any hazardous substances;
(vii)         there is no radon gas infiltrating any buildings on the Property in excess of current state and federal guidelines; and
(viii)        all warranties and representations given by Grantor in this Deed of Trust are true, complete, and correct as of the date hereof.

(m)          Grantor agrees that any materials or other items found in, on, under, or around the Property which were placed on the Property before or during Grantor’s ownership, of which Grantor is aware, and which qualify as hazardous substances, or any otherwise deemed unacceptable by the Beneficiary, in its sole discretion, shall be immediately removed from the Property, at Grantor’s sole cost and expense, in compliance with all applicable Environmental Law; provided, however, that Grantor need not remove any substances pursuant to this subsection (m) that Grantor requires in the ordinary course of its timber planting, growing, management, and harvesting business and if such usage is in compliance with applicable state, federal, or local laws and regulations.

(n)           Beneficiary shall be under no obligation or duty to inspect for or discover any hazardous substances on the Property.

(o)           Grantor shall, in addition to those notifications required elsewhere in this Deed of Trust, notify Beneficiary of:

(i)            the presence in any material amount known to Grantor of any visible asbestos or asbestos–containing materials, PCB’s (except as shown on the Environmental Certificate), radon gas beyond acceptable limits, or urea formaldehyde foam insulation at, in, on, under, onto, or from the Property, and
(ii)           the receipt by Grantor of any written notice or other written communication from any governmental entity or authority or from any tenant or other occupant or from any other person or source with respect to any alleged or actual release, contamination or other event involving a hazardous substance on, in, under, onto, or from the Property, and
(iii)          shall promptly send Beneficiary copies of all results of tests conducted by or on behalf of Grantor of any underground storage tanks on the Property.

1.7           Waste or Deterioration.  Grantor shall not commit, permit, or suffer any waste or deterioration of the Property. Grantor shall give Beneficiary no less than 20 days prior notice before commencing any construction, alteration, or improvement on the Property, excepting that any such activity, such as road construction, normal to the cutting and removal of timber from the Property shall not require such prior notice.

1.8           Liens.  Except to the extent, if any, permitted by the Note Purchase Agreement, Grantor shall not create or suffer or permit to be created any mortgage, deed of trust, lien, security interest, charge, or encumbrance upon the Property or any part thereof, prior to, on a parity with, or subordinate to, the lien of this Deed of Trust.

1.9           Impositions.

(a)           Grantor shall pay or cause to be paid, when due and before any fine, penalty, interest, or cost attaches thereto, all taxes, assessments, utility charges, and all other governmental or nongovernmental charges or levies now or hereafter assessed or levied against any part of the Property (including, without limitation, levies or charges resulting from covenants, conditions and restrictions affecting the Property) or upon the lien or estate of the Beneficiary therein (collectively, the “Impositions”); provided, however, that if by law any such imposition may be paid in installments, whether or not interest shall accrue on the unpaid balance thereof, the Grantor may pay the same in installments (together with accrued interest on the unpaid balance thereof) as the same become due, before any fine, penalty, or cost attaches thereto.  Grantor shall also pay when due all claims for labor, materials, or supplies that, if unpaid, might become a lien on the Property or any portion thereof.  Notwithstanding the terms of this Section 1.9(a) to the contrary Grantor shall have the right to contest any such amounts and defer the payment thereof as and to the extent provided in the Note Purchase Agreement.

(b)           Should an Event of Default occur and be continuing Beneficiary, at its option, may engage Ticor Tax Service (or other realty tax payment monitoring service Beneficiary shall select) to monitor, for the balance of the term of the Notes, the payments made by Grantor on the real estate taxes due on the Property.  Grantor shall reimburse Beneficiary on demand, the charges for such service.  If not so paid, such charges shall be deemed an advancement by the Beneficiary as provided for in section 1.9(d) and shall bear interest accordingly.

(c)           Grantor may, at its expense and after prior notice to Beneficiary, contest by appropriate legal, administrative, or other proceedings conducted in good faith and with due diligence, the amount, validity, or application, in whole or in part, of any Imposition or lien therefor or any claim of any laborer, materialmen, supplier or vendor or lien therefor, and may withhold payment of the same pending completion of such proceedings if permitted by law, provided that:  (i) such proceedings shall suspend collection from the Property; (ii) neither the Property nor any part thereof nor interest therein will be sold, forfeited, or lost if Grantor pays the amount or satisfies the condition being contested, and Grantor would have the opportunity to do so in the event of Grantor’s failure to prevail in the contest; (iii) Beneficiary shall, by virtue of such permitted contest, not be exposed to any risk of any criminal liability or any civil liability for which Grantor has not furnished additional security as provided in clause (iv) following; and (iv) Grantor shall have furnished to Beneficiary additional security in respect of the claim being contested or the loss or damage which may result from Grantor’s failure to prevail in such contest in such form and amount as may be reasonably requested by Beneficiary.

(d)           Upon Grantor’s failure to comply with the covenants and agreements contained in this Deed of Trust, including without limitation payment of taxes, charges, assessments, insurance premiums, maintenance and repair of the Property and costs incurred for the protection of the Property and Beneficiary’s priority, Beneficiary, without prejudice to any rights given herein and after ten (10) days’ notice to Grantor, may make advances to perform or cure same in behalf of Grantor; and Grantor hereby agrees to repay all sums so advanced, on written demand, with interest from the date advanced at the Default Rate, as defined in the Note Purchase Agreement.  All sums so advanced, with interest as aforesaid, until paid by Grantor, shall be immediately due and payable and be added to and become a part of any indebtedness or obligation secured hereby in such manner or order as Beneficiary may desire or determine, having the benefit of the lien hereby created as a part thereof and of its priority; but no such advances shall be deemed to relieve Grantor from any default hereunder or impair any right or remedy consequent thereto.  The exercise of the rights to make advances granted in this paragraph shall be optional with Beneficiary and not obligatory; and Beneficiary shall not, in any case, be liable to Grantor for failure to exercise any such right.

1.10         Partnership Status, Continuous Operations, etc.  Grantor covenants that:

(a)           It is a validly existing limited partnership under the laws of the State of Delaware, duly qualified to do business in the State of Washington and any other place where such qualification is necessary.

(b)           It has the necessary power and authority to enter into the Note Purchase Agreement.

(c)           The making and performance by Grantor of this Deed of Trust, the Financing Documents, and all other Obligations have been duly authorized by partnership action and will not violate any provision of law or of its partnership agreement, result in the breach of or constitute a default under any indenture or other agreement or instrument to which Grantor is a party or by which Grantor or the Property may be bound or affected.

1.11         Limitations of Use.  Grantor shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions limiting or defining the uses that may be made of the Property, or any part thereof, without the prior written consent of Beneficiary, other than granting road easements incident to normal forest management and logging operations.  Provided, that the preceding sentence to the contrary notwithstanding, Grantor may, without violating the terms of this Deed of Trust accomplish any or all of the actions proscribed by the preceding sentence if the taking of such action or actions (whether taken at one or more than one time) does not have the result of eliminating the Grantor’s ability, based on the reasonable projections using the market conditions then prevailing, to fully service the debt secured hereby, according to its terms, from the harvesting of timber from the Property.

1.12         Local Improvement District.  Grantor will not, without the prior written consent of Beneficiary, create or initiate, vote for, or in any other manner foster, join in or consent to the creation of, or the inclusion of the Property or any part thereof within the boundaries of any irrigation, levee, drainage or other improvement district (except school or road), under which any such district has or will have the power to issue bonds or other evidence of indebtedness and/or the power to make assessments against the Property or any part thereof.

1.13         Insurance.

No casualty insurance coverage on the Property or any part thereof shall be required to be provided by Grantor.

1.14         Mineral Extraction.

That neither Grantor nor any successor in interest to Grantor in the Property shall drill or extract or enter into any lease for the drilling or extraction of oil, gas, or other hydrocarbon substances on the Property without the prior written consent of Beneficiary.  Drilling for extraction of other minerals of any kind or character from the Property or from any part thereof will not require such prior written or other consent from the Beneficiary; provided, however, that this Section 1.14 shall not prohibit the exercise of rights, existing as of the date hereof and disclosed on the title reports provided to Beneficiary, of parties other than Grantor, to develop, bore, or mine for any water, gas, oil, or mineral on or under the surface of the Property; and provided further, that in the exercise of any rights permitted to it hereunder with or without Beneficiary’s prior written consent, Grantor, or its contractors and assigns, shall use all commercially reasonable efforts to preserve or realize the value of any timber that shall be impacted by such activities.

ARTICLE 2

Condemnation

2.1           Condemnation.

(a)           Should the Property or any part thereof or interest therein be taken or damaged by reason of any public improvement, eminent domain, or condemnation proceeding, or in any other manner (a “Condemnation”), or should Grantor receive any notice or other information regarding such a proceeding, Grantor shall give immediate written notice thereof to Beneficiary, except if the reasonably projected value of the interest involved in the Condemnation shall not exceed $25,000.

(b)           Beneficiary shall be entitled to 100% of all compensation, awards and other payments that exceed $25,000 in the aggregate for a single condemnation proceeding (“Condemnation Proceeds”) or relief therefor, and shall be entitled, at its option, to commence, appear in and prosecute any Condemnation proceeding in its own or Grantor’s name and make any compromise or settlement in connection with such Condemnation; provided that the aforesaid right to prosecute in the Grantor’s name and to enter into any compromise or settlement in connection therewith shall be available to Beneficiary only during such time as the Grantor is in default under this Deed of Trust.

(c)           Beneficiary shall apply the condemnation proceeds to the reduction of the Obligations in such order as Beneficiary may determine.

ARTICLE 3

Assignments of Rents, Issues and Profits

Grantor hereby assigns and transfers to Beneficiary the rents, revenues, issues, profits, income, and benefits derived from the Property (collectively, the “Rents”), and hereby gives to and confers upon Beneficiary the right, power, and authority to collect the same.  Grantor irrevocably appoints Beneficiary its true and lawful attorney–in–fact, with power of substitution, at the option of Beneficiary at any time and from time to time following the occurrence and during the continuance of an Event of Default, to demand, receive and enforce payment of, to give receipts, releases and satisfactions for, and, in the name of Grantor or otherwise, to sue for the Rents and apply the same to the Obligations; provided, however, that Grantor shall have the right to collect the Rents except during the occurrence and continuance of an Event of Default and after receipt of notice from Beneficiary to cease such collection.  The foregoing is intended to constitute an absolute assignment by Grantor for the benefit of Beneficiary, subject only to the terms of this Deed of Trust.

ARTICLE 4

Security Agreement

4.1           Security Agreement.  To secure the Obligations, Grantor hereby grants to Beneficiary a security interest in all personal property included in the Trust Estate, and the products and proceeds thereof, whether now existing or hereafter acquired, including but not limited to any and all timber that is severed from the Property covered by this Deed of Trust; provided, that unless an Event of Default shall have occurred and be continuing any lien in favor of Beneficiary on severed timber shall automatically expire at such time as the timber in question is removed from the Property or, should the timber in question have been removed from the Property during the continuance of an Event of Default and such Event of Default is later cured, any lien in favor of Beneficiary on such removed timber shall automatically expire at the time of such cure.  This Trust Deed shall constitute a security agreement under Article 9 of the Uniform Commercial Code of the State of Washington.  The mailing address of Grantor and the address of Beneficiary from which information may be obtained are set forth in the introductory paragraph of this Deed of Trust.

4.2           Fixtures.  It is understood and agreed that, in order to protect Beneficiary from the effect of RCW 62A.9-313, as amended from time-to-time, in the event that (i) Grantor intends to purchase any goods which may become fixtures attached to the Property, or any part thereof, and (ii) such goods will be subject to a purchase money security interest held by a seller or any other party:

(A)                              Grantor shall, before executing any security agreement or other document evidencing such security interest, obtain the prior written approval of Beneficiary, and all requests for such written approval shall be in writing and contain the following information:

(1)                                  a description of the fixtures to be replaced, added to, installed or substituted,

(2)                                  the address at which the fixtures will be replaced, added to, installed or substituted, and

(3)                                  the name and address of the proposed holder and proposed amount of the security interest,

and any failure of Grantor to obtain such approval shall be a material breach of Grantor’s covenant under this Deed of Trust, and shall, at the option of Beneficiary, entitle Beneficiary to all rights and remedies provided for herein upon default provided, that Beneficiary shall be deemed to have approved such agreement if it fails to object to such agreement within thirty (30) days of its actual receipt of Grantor’s written request for such approval.  No consent by Beneficiary pursuant to this subsection shall be deemed to constitute an agreement to subordinate the right of Beneficiary in fixtures or other property covered by this Deed of Trust.

(B)                                If at any time Grantor fails to make any payment on an obligation secured by a purchase money security interest in any fixtures, Beneficiary, at its option, may at any time pay the amount secured by such security interest and the amount so paid shall be (1) secured by this Deed of Trust and shall be a lien on the Property having the same priorities as the liens and security interests created by this Deed of Trust, and (2) payable on demand with interest at the rate specified in the Note from the time of such payment.  If Grantor shall fail to make such payment to Beneficiary within ten (10) days after demand, the entire principal sum secured hereby with all unpaid interest accrued thereon shall, at the option of Beneficiary, become due and payable immediately.

(C)                                Beneficiary shall have the right to acquire by assignment from the holder of such security interest any and all contract rights, accounts receivable, negotiable or nonnegotiable instruments, or other evidence of Grantor’s indebtedness for such Personal Property or fixtures, and, upon acquiring such interest by assignment, shall have the right to enforce the security interest as assignee thereof, in accordance with the terms and provisions of the Washington Uniform Commercial Code then in effect, and in accordance with any other provisions of law.

(D)                               Whether or not Beneficiary has paid the indebtedness secured by or taken an assignment of such security interest, Grantor convenants to pay all sums and perform all obligations secured thereby, and if Grantor at any time shall be in default for a period of ten (10) days or after the expiration of all applicable cure periods, whichever is longer, under such security agreement, it shall be a material breach of Grantor’s covenants under this Deed of Trust, and Beneficiary may, at its option, declare the principal sum secured hereby immediately due and payable, time being of the essence.

4.3           Fixture Filing.  To the extent that any of the Property constitutes a fixture, this Deed of Trust shall serve as a fixture filing pursuant to the Washington Uniform Commercial Code.

ARTICLE 5

Events of Default; Remedies

5.1           Events of Default.  Each “Event of Default” under the Note Purchase Agreement shall constitute an “Event of Default” under this Deed of Trust.

5.2           Remedies in Case of Default.  If an Event of Default shall occur, Beneficiary may exercise any one or more of the following rights and remedies, in addition to any other remedies which may be available by law, in equity, or otherwise:

(a)           Acceleration.

(i)            Automatic.  Upon the occurrence of an Event of Default specified in subsections 6.1(h) or (i) of the Note Purchase Agreement, the principal of and the interest of the 1992 Note and the Notes at the time outstanding, and all other amounts owed to Beneficiary under this Deed of Trust, the 1992 Deed of Trust, Note Purchase Agreement or any of the other Financing Documents, as defined in the Note Purchase Agreement, shall thereupon immediately become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Deed of Trust, the Note Purchase Agreement or any of the Financing Documents, as defined in the Note Purchase Agreement, to the contrary notwithstanding.
(ii)           Optional.  If any other Event of Default shall have occurred and be continuing, in every such event, Beneficiary may, at its option, declare the principal of and interest on the 1992 Note and the Notes at this time outstanding, and all other amounts owed to Beneficiary under this Deed of Trust, the 1992 Note, the 1992 Deed of Trust, the Note Purchase Agreement or any of the Financing Documents, as defined in the Note Purchase Agreement, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Deed of Trust, the Note Purchase Agreement or the Financing Documents, as defined in the Note Purchase Agreement, to the contrary notwithstanding.

(b)           Remedies Under Note Purchase Agreement.  Beneficiary may elect to exercise one or more of the remedies which are set forth in Section 6.3 and 6.4 of the Note Purchase Agreement.

(c)           Receiver.  Beneficiary may have a receiver appointed for all or any part of the Property. Beneficiary shall be entitled to the appointment of a receiver as a matter of right whether or not the apparent value of the Property exceeds the amount of the indebtedness secured by this Deed of Trust.  Grantor consents to the appointment of a receiver at Beneficiary’s option and waives any and all defenses thereto.

(d)           Possession.  Beneficiary may, either through a receiver or as lender–in–possession, enter and take possession of all or any part of the Property and use, operate, manage and control it as the Beneficiary shall deem appropriate in its sole discretion.  Upon request after an Event of Default, Grantor shall peacefully relinquish possession and control of Property to Beneficiary or any receiver appointed under this Deed of Trust.

(e)           Rents and Profits.  Beneficiary may revoke Grantor’s right to collect the Rents and any profits from the harvest and sale of timber, in a commercially reasonable manner and in accordance with best management practices, and may, either itself or through a receiver, collect the same.  Beneficiary may harvest and sell timber from the Property and collect any profits or rents therefrom.  Beneficiary shall not be deemed to be in possession of the Property solely by reason of exercise of the rights contained in this subsection (d).  If Rents are collected by Beneficiary under this subsection (d), Grantor hereby irrevocably appoints Beneficiary as Grantor’s attorney–in–fact, with power of substitution, to endorse instruments received in payment thereof in the name of Grantor and to negotiate such instruments and collect the proceeds thereof.  After payment of all obligations, any remaining amounts shall be paid to Grantor and this power shall terminate.

(f)            Power of Sale.  Beneficiary may direct the Trustee, and the Trustee shall be empowered, to exercise the power of sale granted herein in the manner provided by Washington law.

(g)           Foreclosure.  Beneficiary may judicially foreclose this Deed of Trust and obtain a judgment foreclosing Grantor’s interest in all or any part of the Property and giving Beneficiary the right to collect any deficiency remaining due after disposition of the Property.

(h)           Fixtures and Personal Property.  With respect to any fixtures or personal property subject to a security interest in favor of Beneficiary, Beneficiary may exercise any and all of the rights and remedies of a secured party under the Washington Uniform Commercial Code.  To the extent any notice is required under applicable law and is not waived by Grantor, Grantor agrees that as it relates to this paragraph only if such notice is marked, postage prepaid, to the Grantor at the above address at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(i)            Abandon Security.  Beneficiary may abandon any security afforded by this Deed of Trust or any other collateral by notifying Grantor of Beneficiary’s election to do so.

5.3           Sale.  In any sale pursuant to any judgment, the Property, to the extent permitted by law, may be sold as an entirety or in one or more parcels and in such order as Beneficiary may elect, without regard to the right of Grantor, any person claiming under Grantor, or any guarantor or surety to the marshalling of assets.  The purchaser at any such sale shall take title to the Property or the part thereof so sold free and clear of the estate of Grantor (other than statutory redemption rights, if any), the purchaser being hereby discharged from all liability to see to the application of the purchase money.  Any person, including Beneficiary, may purchase at any such sale.

5.4           Cumulative Remedies — No Duty to Marshall Assets.  All remedies under this Deed of Trust are cumulative and not exclusive.  Any election to pursue one remedy shall not preclude any other remedy.  No delay or omission in exercising any right or remedy, or any agreement to an extension of time, shall impair that or any other right or remedy or constitute a waiver of any default.  No release of any part of the Property or any person liable hereunder shall impair any other right or remedy or constitute a waiver of any default.

5.5           Receiver or Beneficiary–in–Possession.  Upon taking possession of all or any part of the Property, Beneficiary or a receiver may:

(a)           Management.  Use, operate, manage, control, and conduct business with the Property and make expenditures for such purposes and for maintenance and improvements as are reasonably necessary.

(b)           Rents and Revenues.  Collect all rents, revenues, income, issues, and profits from the Property, and may harvest and sell timber therefrom in a commercially reasonable manner and in accordance with best management practices, and apply such sums to the reasonable expenses of use, operation, management, maintenance, and improvements.

(c)           Construction.  At its option, complete any construction in progress on the Property, and in that connection pay bills, borrow funds, employ contractors, and make any changes in plans and specifications as it deems appropriate.

(d)           Additional Indebtedness.  If the revenues produced by the Property are insufficient to pay expenses, Beneficiary or the receiver may borrow or advance such sums upon such terms as it deems reasonably necessary for the purposes stated in this section.  All advances shall bear interest, unless otherwise provided, at the Default Rate, as defined in the Note Purchase Agreement, and repayment of such sums shall be secured by this Deed of Trust.

5.6           Application of Proceeds.  All proceeds realized from the exercise of the rights and remedies under this Article V shall be applied as follows:

(a)           Costs and Expenses.  To pay all costs of exercising such rights and remedies, including the costs of maintaining and preserving the Property, the costs and expenses of any receiver or lender–in–possession, the costs of any sale, and the costs and expenses provided for in Section 6.8 below.

(b)           Indebtedness.  To pay all the Obligations, in such order as Beneficiary shall deem appropriate in its sole discretion.

(c)           Surplus.  The surplus, if any, remaining after satisfaction of all the Obligations shall be paid to the clerk of the court.

5.7           Deficiency.  No sale or other disposition of all or any part of the Property pursuant to this Article V shall be deemed to relieve Grantor of any of the Obligations, except to the extent the proceeds thereof are applied to the payment of such Obligations.  If the proceeds of sale, collection or other realization of or upon the Property are insufficient to cover the costs and expenses of such realization and the payment in full of the obligations, Grantor shall remain liable for any deficiency.

5.8           Waiver of Stay, Extension, Moratorium and Valuation Laws.  To the fullest extent permitted by law, Grantor hereby waives the benefit of any existing or future stay, extension or moratorium law which may affect observance or performance of the provisions of this Deed of Trust and any existing or future law providing for the valuation or appraisal of the Property prior to any sale.

ARTICLE 6

Appointment, Rights and Obligations of Beneficiary as Agent

6.1           Appointment.  The Holders, as defined in the Note Purchase Agreement, by their acceptance of the benefits of this Deed of Trust, hereby irrevocably designate Beneficiary as agent to act as specified herein.  Each Holder hereby irrevocably authorizes, and each subsequent holder of any of the Notes by the acceptance of such Note shall be deemed irrevocably to authorize Beneficiary to take such action on its behalf under the provisions of this Deed of Trust and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of Beneficiary by the terms hereof and such other powers as are reasonably incidental thereto.  Beneficiary may perform any of its duties hereunder by or through its agents or employees.

6.2           Nature of Duties.  Beneficiary shall have no duties or responsibilities except those expressly set forth herein.  Neither Beneficiary nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as agent hereunder or in connection herewith unless caused by its or their gross negligence or willful misconduct.  The duties of the Beneficiary shall be mechanical and administrative in nature; Beneficiary shall not have by reason of this Deed of Trust a fiduciary relationship in respect of any Holder, and nothing in this Deed of Trust, expressed or implied, is intended to or shall be so construed as to impose upon Beneficiary any obligations in respect of this Deed of Trust except as expressly set forth herein.

6.3           Lack of Reliance.  Independently and without reliance upon the Beneficiary, each Holder, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Grantor in connection with the indebtedness evidenced by the Notes and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of Grantor, and Beneficiary shall have no duty or responsibility, either initially or on a continuing basis, to provide any Holder with any credit or other information with respect thereto, whether coming into its possession before the purchase of any Notes, or at any time or times thereafter.  Beneficiary shall not be responsible to any Holder for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Deed of Trust or the financial condition of the Grantor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Deed of Trust, or the financial condition of the Grantor or the existence or possible existence of any Event of Default.

6.4           Certain Rights of Beneficiary.  For purposes of this Deed of Trust, the Holders holding at least 66.67% of the aggregate principal amount of the Notes at any one time outstanding shall be referred to collectively as the “Required Holders.”  If Beneficiary shall request instructions from the Required Holders with respect to any act or action (including failure to act) in connection with this Deed of Trust, the Note Purchase Agreement or any other Financing Documents, Beneficiary shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Holders, and to the extent requested, appropriate indemnification in respect of actions to be taken; and Beneficiary shall not incur liability to any Person (as defined in the Note Purchase Agreement) by reason of so refraining.  Without limiting the foregoing, no Holder shall have any right of action whatsoever against the Beneficiary as a result of Beneficiary acting or refraining from acting hereunder in accordance with the instructions of the Required Holders.

6.5           Reliance.  Beneficiary shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity on behalf of any Holders, and, with respect to all legal matters pertaining to this Deed of Trust and its duties hereunder, upon advice of counsel selected by it.  Grantor shall be entitled to rely, and shall be fully protected in relying, on the fact that Beneficiary is acting as agent on behalf of the Holders and has received any consent or direction required from the Holders until such time as Grantor shall have received a written notice from Beneficiary stating the Beneficiary is no longer acting in its capacity as agent for the Holders.

ARTICLE 7

General Provisions

7.1           Time is of the Essence.  Time is of the essence with respect to all covenants and obligations of Grantor under this Deed of Trust.

7.2           Reasonability and Materiality.  Whenever this Deed of Trust shall require or permit Grantor or Beneficiary to exercise judgment or discretion or otherwise make any subjective determination, including the giving of consent or approvals hereunder, both Grantor and Beneficiary shall do so reasonably and in good faith.  All provisions requiring Grantor to pay costs, expenses or fees shall be construed as requiring the payment of only such costs, expenses and fees as shall be reasonable.  Grantor’s representations, warranties and covenants in this Deed of Trust shall be deemed to include and shall be subject to a materiality standard, in that an immaterial inaccuracy, breach or default may not be used by Beneficiary as a basis to declare the existence of an Event of Default, accelerate the indebtedness secured hereby and/or otherwise exercise remedies available to Beneficiary in the event of a default hereunder.  “Material” items shall include, but shall not be limited to, a default in monetary payment, not properly maintaining the Property, violating the prohibition against placing additional liens on the Property (or any part thereof), a default in the environmentally related provisions of the Note Purchase Agreement, or material misrepresentation of fact.

7.3           Notices.

7.3.1        Method; Address.  All notices and communications required or permitted to be given under this Agreement shall be in writing and shall either be mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or delivered in person to the intended addressee, or sent by telecopier, prepaid telegram or telex, or sent by reliable express mail (such as Federal Express or U.S. Express Mail), and shall be addressed,

(a)           if to Beneficiary, at the address shown in Annex I to this Deed of Trust, marked for attention as there indicated, or at such other address as Beneficiary shall have furnished to Grantor in writing, or

(b)           if to Grantor, at the following address:

Pope Resources
19245 Tenth Avenue Northeast
Poulsbo, WA 98370
Attention: Mr. Thomas M. Ringo

With copies to:

Mr. Greg Adams
Davis Wright Tremaine LLP
2600 Century Square
1501 Fourth Avenue
Seattle, WA 98101-1688

or at such other address as Borrower shall have furnished in writing to the Administrative Agent.

7.3.2        When Given.  Any notice so mailed shall be deemed to be given and become effective three (3) days after deposit in the U.S. Mail.  Any notice given in any other manner shall be deemed to be given and become effective only if and when actually received (or rejected) by the addressee.

7.4           Deed of Trust Binding on Successors and Assigns.  This Deed of Trust shall be binding upon and inure to the benefit of the successors and assigns of Grantor, Trustee and Beneficiary.

7.5           Usury Laws.  Notwithstanding any provision herein or in the Notes, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the State of Washington.

7.6           Administrative Fees of Beneficiary.  Grantor promises to pay and reimburse Beneficiary for administrative fees, costs, and expenses, including attorneys’ fees, incurred in reviewing and processing post–closing requests of Grantor.  With respect to requests which involve purely administrative functions and which do not affect any obligations under any of the Financing Documents, as defined in the Note Purchase Agreement, and/or any other instrument, agreement or undertaking now existing or hereafter executed by Grantor relative to the loans evidenced by the Notes or the Property, such fees, costs, and expenses shall be limited to Beneficiary’s normal and customary fees, costs, and expenses; all other requests shall not be limited.

7.7           Reconveyance by Trustee.  At any time upon the request of Beneficiary, payment of Trustee’s fees, if any, and presentation of this Deed of Trust, without affecting liability of any persons for the payment of the Obligations, Trustee may reconvey, without warranty, all or any part of the Property.  Beneficiary shall have no obligation to reconvey the Property or any portion thereof or request a reconveyance thereof unless and until all outstanding obligations under the Obligations, including, without limitation the 1992 Note and the Notes have been fully paid and satisfied.  The grantee in any reconveyance may be described as the “person or persons legally entitled thereto,” and the recitals therein of any facts shall be conclusive proof of the truthfulness thereof.

7.8           Substitute Trustee.  In the event of dissolution or resignation of the Trustee, or for any other reason, Beneficiary may substitute one or more trustees to execute the trust hereby created, and the new trustee(s) shall succeed to all the powers and duties of the prior trustee(s).

7.9           No Partnership or Joint Venture.  Grantor acknowledges and agrees that in no event shall Beneficiary be deemed to be a partner or joint venturer with Grantor.  Without limitation of the foregoing, Beneficiary shall not be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Deed of Trust or pursuant to any other instrument or document securing any portion of the indebtedness secured hereby or on account of receiving any release fee for partial releases of this Deed of Trust, or otherwise.

7.10         No Personal Liability of General Partners.  In any action brought to enforce the obligation of the maker of the Notes secured hereby to pay the indebtedness evidenced by such Notes or to enforce the obligation of Grantor to pay any indebtedness or obligation created or arising under this Deed of Trust, any judgment or decree shall be enforceable against the General Partners of Grantor only to the extent of their interests in the Property, and any such judgment or decree shall not be subject to execution on, nor be a lien on, assets of such General Partners of Grantor other than their interests in the Property.  The foregoing shall in no way otherwise affect the personal liability of Grantor.

7.11         Successors in Interest.  This Trust Deed applies to, inures to the benefit of, and is binding not only on the parties hereto, but on their heirs, executors, administrators, successors, and assigns.  The term “Beneficiary” shall mean the holder and owner, including pledgees, of the Notes, whether or not named as Beneficiary herein and any owner or holder of the beneficiary interest under this Trust Deed.

7.12         Right to Release.  Without affecting the liability of any other person for the payment of any indebtedness herein mentioned (including Grantor should it convey the Property) and without affecting the lien or priority hereof upon any property not released, Beneficiary may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Property, take or release any other security or make compositions or other arrangements with debtors.  Beneficiary may also accept additional security, either concurrently herewith or hereafter, and sell same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

7.13         Marshalling of Assets.  To the extent allowed by applicable law, Grantor on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by the Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to the sale of any portion of the Property which might have been retained by Grantor before foreclosing upon and selling any other portion as may be conveyed by Grantor subject to this Deed of Trust.

7.14         Expenses and Attorney Fees.  If Beneficiary refers any of the Obligations to an attorney for collection or seeks legal advice following a default; if Beneficiary is the prevailing party in any litigation instituted in connection with any of the Obligations; or if Beneficiary or any other person initiates any judicial or nonjudicial action, suit or proceeding in connection with any of the Obligations or the Property (including but not limited to proceedings under federal bankruptcy law, eminent domain, under probate proceedings or in connection with any state or federal tax lien), and an attorney is employed by Beneficiary to (a) appear in any such action, suit or proceeding, or (b) reclaim, seek relief from a judicial or statutory stay, sequester, protect, preserve or enforce Beneficiary’s interests, then in any such event Grantor shall pay reasonable attorney fees, costs and expenses incurred by Beneficiary and/or its attorney in connection with the above mentioned events or any appeals related to such events, including but not limited to costs incurred in searching records, the cost of title reports and the cost of surveyors’ reports. Such amounts shall be secured by this Deed of Trust and shall bear interest at the Default Rate, as defined in the Note Purchase Agreement, from the date Beneficiary’s written demand for reimbursement to Grantor therefor is forwarded to Grantor; and all such sums and the interest thereon shall be immediately due and payable and be added to and become a part of the Obligations secured hereby in such manner or order as Beneficiary may desire or determine and be secured hereby, having the benefit of the lien hereby created and of its priority.

7.15         Applicable Law.  The laws of the State of Washington shall govern the validity, interpretation, performance, and enforcement of this Deed of Trust.

7.16         Captions.  The captions to the sections and paragraphs of this Deed of Trust are included only for the convenience of the parties and shall not have the effect of defining, diminishing, or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Deed of Trust.

7.17         “Person” Defined.  As used in this Deed of Trust, the word “person” shall mean any natural person, partnership, trust, corporation, or other legal entity of any nature.

7.18         Severability.  If any provision of this Deed of Trust shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Deed of Trust, and such other provisions shall be construed as if the invalid, illegal, or unenforceable provision had never been contained herein.

7.19         Commercial Trust Deed.  Grantor warrants that the loan secured hereby is for commercial purposes and is not now, nor will it be, for residential, household, personal, agricultural, or consumer purposes.

7.20         Regulation G.  No part of the proceeds from the loan secured by this Deed of Trust will be used for the purpose (whether immediate, incidental, or ultimate) of “purchasing” or “carrying” any “margin security” as such terms are defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve Systems, or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

7.21         Conflicts. Any conflict between the terms and provisions of this Deed of Trust and the Note Purchase Agreement shall be governed and controlled by the Note Purchase Agreement.

7.22         Multiple Originals.  This Deed of Trust is being executed in quadruple originals in order to be recorded simultaneously in each of the four counties where the Property is located.  All such originals shall constitute one and the same Deed of Trust.

7.23         Statutory Notice.

GRANTOR ACKNOWLEDGES THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO

FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Executed as of the date first above written.

GRANTOR:

POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP

By: POPE MGP, INC., a Delaware corporation, its managing general partner

By:	/s/ Thomas M. Ringo

Its:	Vice President & CFO

STATE OF WASHINGTON		)
) ss.
County of	King	)

On this   28th day of March, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Thomas M. Ringo, to me known to be the VP & CFO, of Pope MGP, Inc., the corporation that executed the foregoing instrument as managing general partner of Pope Resources, A Delaware Limited Partnership and acknowledged the said instrument to be the free and voluntary act and deed of said corporation on behalf of said Pope Resources, A Delaware Limited Partnership, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument.

Witness my hand and official seal hereto affixed the day and year first above written.

/s/ Terri Ray
Notary Public in and far the State of Washington
residing at	Seattle
My Commission expires:	10/29/04

Terri Ray

ANNEX I.

SCHEDULE OF INFORMATION FOR NOTICES

JOHN HANCOCK LIFE INSURANCE COMPANY

John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
P.O. Box 111
Boston, MA 02117
Attention: Bond and Corporate Finance Group T-57

with a copy to:

John Hancock Life Insurance Company
Bond and Corporate Finance Group
2520 Venture Oaks Way, Suite 120
Sacramento, CA 95833
Attn: C. Whitney Hill

and:

John Hancock Life Insurance Company
John Hancock Place
200 Clarendon Street
Boston, MA 02117
Attention: Investment Law Division, T-30

EXHIBIT A

JEFFERSON COUNTY, WASHINGTON

LEGAL DESCRIPTIONS

Parcels 1-55 are all located in Jefferson County, Washington:

PARCEL 1:

Those portions of Government Lot 1, Section 4, Township 27 North, Range 1 East, W.M., Jefferson County, Washington, lying Westerly of Secondary State Highway No. 9-E, right of way (Port Ludlow to South Point Road).

Situate in the County of Jefferson, State of Washington.

PARCEL 2:

The North 1/2 of the Northeast 1/4 and the North 1/2 of the Southeast 1/4 of the Northeast 1/4 of Section 18, Township 28 North, Range 1 East, W.M., in Jefferson County, Washington;

TOGETHER WITH that portion of the West 1/2 of the Northwest 1/4 of Section 17, Township 28 North, Range 1 East, W.M., in Jefferson County, Washington, lying North of Oak Bay Road.

Situate in the County of Jefferson, State of Washington.

PARCEL 3:

That portion of the Southeast 1/4 of Section 18, Township 28 North, Range 1 East, W.M., Jefferson County, Washington, lying Northerly of Oak Bay Road.

Situate in the County of Jefferson, State of Washington.

PARCEL 4:

One square acre in the Southwest corner of the Southwest 1/4 of the Southeast 1/4 of the Northeast 1/4 of Section 18, Township 28 North, Range 1 East, W.M., in Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 5:

The Southwest 1/4 of the Northeast 1/4, Section 18, Township 28 North, Range 1 East, W.M., in Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 6:

That portion of the South 850.00 feet of Section 18, lying Southerly of Oak Bay Road;

EXCEPT right of way for Beaver Valley Road;

TOGETHER WITH the Northeast 1/4 of Section 19;

ALSO TOGETHER WITH the West 1/2 of the Northwest 1/4 of Section 20;

EXCEPT any portion thereof lying within Jefferson County Tax Lot No. 2 (Port Ludlow Golf Course) if any, as described in deed recorded September 15, 1998, under Auditor’s File No. 414414;

All in Township 28 North, Range 1 East, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 7:

The East 1/2 of the West 1/2 of the Southeast 1/4 of Section 19 and in the Southeast 1/4 of Section 18, Township 28 North, Range 1 East, W.M., in Jefferson County, Washington;

EXCEPT right of way for Beaver Valley Road.

Situate in the County of Jefferson, State of Washington.

PARCEL 8:

The Southwest 1/4 of Section 20, Township 28 North, Range 1 East, W.M., Jefferson County, Washington;

EXCEPT the North 1/2 of the Northeast 1/4 of the Southwest 1/4 thereof;

TOGETHER WITH the South 3/4 of the West 1/2 of the West 1/2 of the Southeast 1/4 of said Section 20.

Situate in the County of Jefferson, State of Washington.

PARCEL 9:

The East 1/2 of the Northeast 1/4 of Section 28, Township 28 North, Range 1 East of the Willamette Meridian;

EXCEPT the South ten acres of the Southeast 1/4 of the Northeast 1/4 of said Section 28;

AND EXCEPT the right of way of the Teal Lake Road, as conveyed on October 9, 1909 in Volume 1 of Road Waivers, pages 31 and 32.

Situate in the County of Jefferson, State of Washington.

PARCEL 10:

The Southwest 1/4 of the Northwest 1/4; the South 1/2 of the Northwest 1/4 of the Northwest 1/4; the West 1/2 of the Southwest 1/4; the North 1/2 of the Southeast 1/4 of the Southwest 1/4, in Section 18, Township 29 North, Range 1 East, W.M., Jefferson County, Washington;

EXCEPT that portion of said North 1/2 of the Southeast 1/4 of the Southwest 1/4 as conveyed to Lucille M. Powell by instrument recorded June 2, 1995, under Auditor’s File No. 382696;

ALSO EXCEPT right of way for Oak Bay Road.

Situate in the County of Jefferson, State of Washington.

PARCEL 11:

Government Lots 5, 7 and 8, in Section 19, Township 29 North, Range 1 East, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 12:

The West 1/2 of Government Lot 2, Section 30, Township 29 North, Range 1 East, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 13:

The North 1/2 of Government Lot 4 and the North 1/2 of the Northeast 1/4 of the Southwest 1/4, Section 30, Township 29 North, Range 1 East, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 14:

The East 1/2, EXCEPT Government Lot 1; the East 1/2 of the Northwest 1/4; the South 1/2 of Government Lot 4; the Southeast 1/4 of the Southwest 1/4; and the South 1/2 of the Northeast 1/4 of the Southwest 1/4; all in Section 30, Township 29 North, Range 1 East, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 15:

The North 1/2 of the Northwest 1/4 of the Northeast 1/4; Government Lot 2; the West 1/2 of the Southeast 1/4 of the Northwest 1/4; the East 1/2 of the Northeast 1/4 of the Southwest 1/4; and the Southeast 1/4 of the Southwest 1/4, in Section 31, Township 29 North, Range 1 East, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 16:

That portion of Government Lot 1, Section 5, Township 27 North, Range 1 West, W.M., in Jefferson County, Washington, lying Westerly of Quilcene-Center Road as conveyed to Jefferson County by deed recorded August 5, 1932 under Auditor’s File No. 68839, records of Jefferson County;

EXCEPT the North 920 feet thereof;

Situate in the County of Jefferson, State of Washington.

PARCEL 17:

The North 920 feet of Government Lot 1, (Northeast 1/4 of the Northeast 1/4) of Section 5, Township 27 North, Range 1 West, W.M., in Jefferson County, Washington;

Lying West of the Quilcene-Center County Road, as conveyed to Jefferson County by deed recorded August 5, 1932 under Auditor’s File No. 68839, records of Jefferson County, Washington;

EXCEPT the North 10 acres thereof.

Situate in the County of Jefferson, State of Washington.

PARCEL 18:

The South 1/2 of Government Lot 4; the Southwest 1/4 of the Northwest 1/4; and the Southwest 1/4; ALL in Section 1, Township 28 North, Range 1 West, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 19:

The South 1/2 of the Southeast 1/4 of Section 2, Township 28 North, Range 1 West, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 20:

Those portions of the Southwest quarter of the Southwest quarter of Section 4, the South half of the Southeast quarter, and the South half of the Southeast quarter of the Southwest quarter of Section 5, and of Section 8, All in Township 28 North, Range 1 West, W.M., described as follows:

a)                                      That portion of the Southwest quarter of the Southwest quarter of said Section 4 lying Southerly and Westerly of the centerline of Chimacum Creek;

b)                                     Those portions of the South half of the Southeast quarter and the South half of the Southeast quarter of the Southwest quarter of said Section 5 lying Southerly of the centerline of Chimacum Creek;

c)                                      That portion of said Section 8 lying Northerly of State Highway 104, less right-of-way for said highway.

Situate in the County of Jefferson, State of Washington.

PARCEL 21:

Those portions of Section 5, Township 28 North, Range 1 West, W.M., described as follows:

The Southeast quarter of the Northeast quarter, Government Lot 2, the South half of the Southeast quarter of the Southeast quarter lying Northerly of the centerline of Chimacum Creek, the Southwest of the Southeast quarter lying Northerly of the centerline of Chimacum Creek, the Northwest quarter of the Southeast quarter, the Northeast quarter of the Southwest quarter, and Government Lot 2 and 4, all of said Section 5.

Less right-of-way for County road.

Situate in the County of Jefferson, State of Washington.

PARCEL 22:

Those portions of Section 5, Township 28 North, Range 1 West, W.M., described as follows:

The Southwest quarter of the Northeast quarter, that portion of the Southeast quarter of the Southwest quarter lying Northerly of the centerline of Chimacum Creek.  The South half of the Northwest quarter, and Government Lot 3, all of said Section 5.

Situate in the County of Jefferson, State of Washington.

PARCEL 23:

Government Lot 4, Section 6, Township 28 North, Range 1 West, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 24:

The West 1/2 of the Southwest 1/4 and the West 1/2 of the East 1/2 of the Southwest 1/4 of Section 9, All in Township 28 North, Range 1 West, W.M., in Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 25:

The North 1/2 of the Northeast 1/4 and the Southwest 1/4 of the Northeast 1/4 of Section 11, Township 28 North, Range 1 West, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 26:

The North 1/2 of the Northwest 1/4 of Section 12, Township 28 North, Range 1 West, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 27:

Government Lots 1, 2 and 3 and that portion of Government Lot 4 lying Easterly of the Easterly right-of-way of State Highway No. 9,

The South 1/2 of the Northwest 1/4, the Southwest 1/4 of the Northeast 1/4, the Southwest 1/4, the North 1/2 of the Southeast 1/4, the Southwest 1/4 of the Southeast 1/4;

ALSO that portion of the Southeast 1/4 of the Southeast 1/4 described as Blocks 6 to 15 inclusive, and Blocks 26 to 35 inclusive of Somerville, as per plat recorded in Volume 2 of Plats, page 63, records of Jefferson County, Washington.

EXCEPT that portion conveyed from Crown Zellerbach Corporation, to Bruce Brown and Linda Brown in instrument dated December 9, 1983, and recorded under Auditor’s File No.  287660;

ALSO EXCEPT that portion conveyed to the City Port Townsend by deed dated October 13, 1993 and recorded May 23, 1994 under Auditor’s File No. 372115.

All in Section 4, Township 29 North, Range 1 West.

Situate in the County of Jefferson, State of Washington.

PARCEL 28:

The West 1/2 of the Northeast 1/4;

And the Northwest 1/4, Section 9, Township 29 North, Range 1 West.

Situate in the County of Jefferson, State of Washington.

PARCEL 29:

The Northeast 1/4 of the Northeast 1/4, all those portions of the Southwest 1/4 of the Northeast 1/4, and Government Lots 1 and 2, lying East of the Easterly boundary of State Highway No. 9, the Northwest 1/4 of the Southeast 1/4, that portion of the Northeast 1/4 of the Southeast 1/4 as described in instrument recorded June 28, 1945, in Volume 117 of Deeds, page 224, records of Jefferson County, Washington;

the Southeast 1/4 of the Southeast 1/4, the Southeast 1/4 of the Southwest 1/4, the Southwest 1/4 of the Southeast 1/4;

ALSO that portion of Government Lot 3, lying Southeasterly of State Highway; the East 660 feet of Government Lot 4 and that portion of the West 660 feet of Government Lot 4, lying Southeasterly of the State Highway No. 9;

All in Section 17, Township 29 North, Range 1 West;

EXCEPT that portion thereof, described in deed and easement dated December 23, 1976, and recorded under Auditor’s File No.  239261, to Maurice L. Plaster, et al;

EXCEPT that portion, if any, as described in instrument recorded under Auditor’s File No.  239261, records of Jefferson County, Washington;

EXCEPT Moon Lake and all lands within a radius of 75 feet wide surrounding said lake;

EXCEPT State Highway No. 9, right-of-way;

EXCEPT Railroad in Government Lot 4 as conveyed by deeds recorded in Volume 28 of Deeds, pages 525 and 526 and in Volume 29 of Deeds, pages 127 to 129, Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 30:

That portion of Government Lot 5, Section 19, lying Southerly of State Highway No. 9, as conveyed to the State of Washington by instrument recorded in Volume 102 of Deeds, page 207, under Auditor’s File No. 68633;

The Southeast 1/4 of the Southeast 1/4 of Section 19, Township 29 North, Range 1 West;

EXCEPT that portion of said Government Lot 5, described as follows:

Beginning at the intersection of the East line of said subdivision with the South line of State Highway No. 20 right of way;

thence South along said South right of way line 99.0 feet;

thence South 01° 26’ 13” East 700 feet more or less to the South line of said Government Lot 5;

thence Easterly 66 feet more or less to the Southeast corner of said Government Lot 5;

thence North 01° 21’ 20” East along the East line of said Government Lot 5 to the point of beginning.

Situate in the County of Jefferson, State of Washington.

PARCEL 31:

The Southeast 1/4 of the Southeast 1/4 in Section 19, Township 29 North, Range 1 West, W.M., Jefferson County, Washington;

EXCEPT that portion lying Northwesterly of the easement of Puget Sound Power & Light Company, as recorded March 7, 1975 under Auditor’s File No. 227268.

Situate in the County of Jefferson, State of Washington.

PARCEL 32:

That portion of the Southwest 1/4 of the Southeast 1/4, lying Westerly of a line drawn from a point 200 feet West of the Northeast corner of said subdivision to a point 200 feet East of the Southwest corner of said subdivision;

All in Section 19, Township 29 North, Range 1 West;

EXCEPT City of Port Townsend Pipe Line right-of-way;

ALSO EXCEPT right of way of Primary State Highway No. 9-E.

Situate in the County of Jefferson, State of Washington.

PARCEL 33:

The South 1/2 of the Northeast 1/4, the West 1/2 of the Northeast 1/4 of the Northeast 1/4, the Northwest 1/4 of the Northeast 1/4, the Northwest 1/4, the South 1/2;

All in Section 20, Township 29 North, Range 1 West;

EXCEPT that portion, if any, as described in instrument recorded under Auditor’s File No.  239261, records of Jefferson County, Washington;

ALSO EXCEPT Moon Lake and all lands within a radius of 75 feet wide surrounding said lake;

ALSO EXCEPT that portion of the Southwest 1/4 of the Northwest 1/4 lying Northwesterly of the Puget Sound Power & Light easement recorded March 7, 1975 under Auditor’s File No. 227268.

Situate in the County of Jefferson, State of Washington.

PARCEL 34:

The Southwest 1/4 of the Southwest 1/4, the West 1/2 of the Northwest 1/4 of the Southwest 1/4, Section 21, Township 29 North, Range 1 West.

Situate in the County of Jefferson, State of Washington.

PARCEL 35:

The Southeast 1/4 of Section 21, Township 29 North, Range 1 West, EXCEPT right-of-way of County Road as conveyed to Jefferson County by instrument recorded in Volume 1 of Road Waivers, pages 142 and 143;  ALSO EXCEPT that portion conveyed to Gerald W. Phillips, et ux by deed recorded January 7, 1988 under Auditor’s File No. 312370, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 36:

The Southwest 1/4 of the Southwest 1/4 of Section 22, Township 29 North, Range 1 West.

Situate in the County of Jefferson, State of Washington.

PARCEL 37:

Tracts 1 through 8 inclusive of Stewart Garden Tracts, as per plat recorded in Volume 2 of Plats, page 90, records of Jefferson County, Washington;

Situate in the County of Jefferson, State of Washington.

PARCEL 38:

That portion of the South 1/4 of the Northeast 1/4 of the Southeast 1/4 of Section 25, Township 29 North, Range 1 West, W.M., in Jefferson County, Washington, lying Easterly of the Chimacum-Beaver Valley County Road right of way as conveyed by Deed recorded under Auditor’s File No. 160634 records of said County;

TOGETHER WITH a permanent, non-exclusive easement for a 60 foot easement for ingress, egress and utilities, the centerline of which is described as follows:

Beginning at the intersection of the North line of the South 1/2 of the South 1/2 of the Southeast 1/4 of the Southeast 1/4 of said Section 25, and the Easterly margin of the Chimacum-Beaver Valley County Road (#12);

thence North 16° 31’ 30” East 176.21 feet;

thence North 54° 20’ 30” East 176.11 feet;

thence North 32° 58’ 30” West 268.03 feet;

thence North 13° 25’ 00” West 174.18 feet;

thence North 21° 53’ 00” East 96.59 feet;

thence North 33° 40’ 30” West 139.75 feet;

thence North 2° 22’ 00” West 130.45 feet to the South line of the South 1/2 of the Northeast 1/4 of the Southeast 1/4 of said Section 25, and the terminus of said line.

Situate in the County of Jefferson, State of Washington.

PARCEL 39:

The West 1/2 of the Northwest 1/4, the West 1/2 of the Southwest 1/4 of the Southwest 1/4, Section 28, Township 29 North, Range 1 West.

Situate in the County of Jefferson, State of Washington.

PARCEL 40:

The East 1/2, the Northwest 1/4, the East 1/2 of the Southwest 1/4, the Southwest 1/4 of the Southwest 1/4, Section 29, Township 29 North, Range 1 West.

Situate in the County of Jefferson, State of Washington.

PARCEL 41:

The Northeast 1/4 of the Northeast 1/4; the North 1/2 of the Southeast 1/4 of the Northeast 1/4, and that portion of the Southwest 1/4 of the Southeast 1/4, as described in instrument recorded August 10, 1955, in Volume 140 of Deeds, page 598, records of Jefferson County, Washington;

the East 1/2 of the Southwest 1/4, the East 1/2 of the Northwest 1/4, Government Lots 2, 3, 4 and that portion of Government Lot 1, as described in instrument recorded December 19, 1946, in Volume 119 of Deeds, page 611, records of Jefferson County, Washington;

All in Section 30, Township 29 North, Range 1 West;

EXCEPT Old Eaglemount County Road right-of-way.

Situate in the County of Jefferson, State of Washington.

PARCEL 42:

The Southwest 1/4 of the Northeast 1/4, the Northeast 1/4 of the Northwest 1/4; the Northeast 1/4 of the Northeast 1/4, Section 31, Township 29 North, Range 1 West;

EXCEPT that portion as conveyed to Puget Southern Properties, by Crown Zellerbach Corporation, in instrument recorded under Auditor’s File No.  287326;

EXCEPT Old Eaglemount County Road right of way;

ALSO EXCEPT Lind County usage road as disclosed by Jefferson Public Works Department.

Situate in the County of Jefferson, State of Washington.

PARCEL 43:

The Northeast 1/4, the North 1/2 of the Southeast 1/4, the North 1/2 of the Northwest 1/4, the Southeast 1/4 of the Northwest 1/4, and those portions of the Southwest 1/4 of the Northwest 1/4, and the North 1/2 of the Southwest 1/4, lying Northeasterly of State Highway No. 9;

All in Section 32, Township 29 North, Range 1 West.

Situate in the County of Jefferson, State of Washington.

PARCEL 44:

That portion of the Southwest 1/4 of the Southwest 1/4 of Section 32, Township 29 North, Range 1 West, W.M., Jefferson County, Washington, lying Southerly of Old Eaglemount Road.

Situate in the County of Jefferson, State of Washington.

PARCEL 45:

The Northeast 1/4 of the Northeast 1/4, the East 1/2 of the Northwest 1/4 of the Northeast 1/4, the South 1/2 of the Northeast 1/4, the South 1/2 of the Northwest 1/4, the West 1/2 of the Northwest 1/4 of the Northwest 1/4, the North 1/2 of the Southwest 1/4, the North 1/2 of the Southeast 1/4 of the Southwest 1/4, the North 1/2 of the Southeast 1/4, the Southwest 1/4 of the Southeast 1/4;

All in Section 33, Township 29 North, Range 1 West;

EXCEPT Gibbs Lake County usage road, as disclosed by Jefferson County Public Works Department.

ALSO EXCEPT right of way for West Egg & I Road, as conveyed to Jefferson County by deed recorded April 26, 1996, under Auditor’s File No. 390603.

Situate in the County of Jefferson, State of Washington.

PARCEL 46:

That portion of the Northwest 1/4 of the Southwest 1/4, as described in instrument recorded April 19, 1960, in Volume 152 of Deeds, page 373, records of Jefferson County, Washington;

All in Section 34, Township 29 North, Range 1 West;

EXCEPT that portion conveyed by Quit Claim Deed to Jefferson County from Crown Zellerbach Corporation in instrument dated June 11, 1981;

EXCEPT Gibbs Lake County Road usage road as disclosed by Jefferson County Public Works Department;

ALSO EXCEPT therefrom said Township 29 North, Range 1 West the Port Townsend Gravity Water Supply Pipe Line right of way as conveyed and/or condemned by proceedings in Volume H and K of County Commissioners meeting, pages 254 and 528, respectively, and Volume 54 of Deeds, pages 302 and 303, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 47:

The Northwest 1/4 of the Northeast 1/4 of Section 27, Township 27 North, Range 2 West, W.M., Jefferson County, Washington;

EXCEPTING THEREFROM all that portion thereof described in the Deed executed by John Seaton, etux, to the United State of America, recorded November 3, 1911, under Auditor’s File No. 34023;

AND EXCEPTING THEREFROM all that portion thereof described in the Deed executed by Francis S. Meyer, etux, to Charles J. Beck, etux, recorded June 11, 1932, under Auditor’s File No. 68529;

ALSO EXCEPTING THEREFROM all that portion thereof lying within State Route 101 and that portion lying Northerly of the Big Quilcene River.

Situate in the County of Jefferson, State of Washington.

PARCEL 48:

That portion of Government Lots 5 and 6 and the South 1/2 of the Northwest 1/4 of the Southwest 1/4 lying Northeasterly of Fuller County Road right-of way, the North 1/2 of the Northwest 1/4 of the southwest 1/4 EXCEPT the West 132 feet thereof, the Southeast 1/4 of the Northwest 1/4, the Northeast 1/4 of the Southwest 1/4, Government Lot 3, that portion of Government Lot 4 lying Southeasterly of Port Townsend Southern Railroad right-of-way, that portion of the North 1/2 of the North 1/2 of the Southwest 1/4 of the Northwest 1/4 lying southeasterly of the Port Townsend Southerly Railroad right-of-way, that portion of the abandoned Port Townsend Southern Railroad right-of-way lying within the North 1/2 of the north 1/2 of the Southwest 1/4 of the Northwest 1/4 and within Government Lot 4, as conveyed by deed recorded May 20, 1890 in Volume 27 of Deeds, page 507 and 508, records of Jefferson County, Washington;

All in Section 1, Township 28 North, Range 2 West, W.M., in Jefferson County, Washington.

EXCEPT Olympic Highway right-of-way;

ALSO EXCEPT State Highway No. 9, State Highway No. 9-E, and State Highway 104 rights of ways;

ALSO EXCEPT the Port Townsend Gravity Water Supply line as conveyed by deed recorded March 16, 1905 under Auditor’s File No. 20471 (Volume 54 of Deeds, pages 579-580), records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 49:

That portion of the South 1/2 of the North 1/2 of the Southwest 1/4 of the Northwest 1/4, Section 1, Township 28 North, Range 2 West, W.M., in Jefferson County, Washington, described as follows:

Beginning at a point on the East line of the Southwest 1/4 of the Northwest 1/4 of said Section 1 which is North 1°12’41” West, 669.96 feet from the Southeast corner of said Southwest 1/4 of the Northwest 1/4;

thence continuing North 1°12’41” West, along said East line 312.18 feet to the Northeast corner of said South 1/2 of the North 1/2 of the Southwest 1/4 of the Northwest 1/4;

thence North 89°59’07” West, along the North line of said South 1/2 of the North 1/2 of the Southwest 1/4 of the Northwest 1/4, 493.65 feet;

thence South 1°12’41” East, 112.19 feet;

thence South 89°59’07” East, 443.65 feet;

thence South 1°12’41” East, 199.99 feet;

thence North 89°59’07” East, 50.00 feet to The Point of Beginning.

Situate in the County of Jefferson, State of Washington.

PARCEL 50:

That portion of the former railway right of way of the Port Townsend Southern Railroad as conveyed by instrument recorded in Volume
27 of Deeds, page 490, under Auditor’s File No. 4578 over and across the Northeast 1/4 of the Southeast 1/4 of Section 14, Township 28 North, Range 2 West, W.M., in Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 51:

The Southwest 1/4 of the Southeast 1/4; the West 1/2 of the Northwest 1/4 of the Southeast 1/4; and that portion of the East 1/2 of the Northeast 1/4 of the Southeast 1/4 lying Easterly of the former Port Townsend Southern Railroad Company right of way as conveyed by instrument recorded in Volume 27 of Deeds, page 490 under Auditor’s File No. 4578, all in Section 14, Township 28 North, Range 2 West, W.M., Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 52:

The North 1/2 of the Northwest 1/4 of the Northeast 1/4 of Section 26, Township 28 North, Range 2 West, W.M., in Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 53:

Government Lots 7, 8 and 9, Section 24, Township 29 North, Range 2 West, that portion of John E. Burns Donation Claim No. 38 and John F. Tukey Donation Land Claim No. 39, as described in instrument recorded March 1, 1966, in Volume 170 of Deeds, page 125, and as described in instrument recorded August 10, 1955, in Volume 140 of Deeds, pages 598 and 599, records of Jefferson County, Washington.

Situate in the County of Jefferson, State of Washington.

PARCEL 54:

The Northwest 1/4 of the Northeast 1/4 of the Northeast 1/4, the Southwest 1/4 of the Northeast 1/4, the Northeast 1/4 of the Southwest 1/4, the Southeast 1/4, the Northwest 1/4 of the Northeast 1/4, the Southeast 1/4 of the Northwest 1/4;

All in Section 36, Township 29 North, Range 2 West;

EXCEPT State Highway No. 101, right of way;

Situate in the County of Jefferson, State of Washington.

PARCEL 55:

That portion of the North 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 36, Township 29 North, Range 1 West, W.M., lying West of County Road No. 34.016, more particularly described as follows:

Beginning at the Northwest corner of said Section 36 and running thence South 01° 20’ West, along the West line of said Section 36, a distance of 1300.0 feet, more or less, to the Northwest corner of the Southwest 1/4 of the Northwest 1/4 of said Section 36, and the TRUE POINT OF BEGINNING;

thence continuing South 01° 20’ West, along said West line, 520.1 feet;

thence North 29° 30’ East, 443.1 feet;

thence North 48° 30’ East, 121.0 feet;

thence South 89° 00’ East, 253.0 feet to a point in the center line of County Road No. 34.016;

thence North 05° 00’ West, along the center line of said county road 60.2 feet to a point in the North line of said Southwest 1/4 of the Northwest 1/4 of Section 36;

thence North 89° 00’ West, along said North line 537.0 feet to the TRUE POINT OF BEGINNING;

EXCEPT THEREFROM portion lying within County Road No. 34.016.

Situate in the County of Jefferson, State of Washington.

KITSAP COUNTY, WASHINGTON

ARTICLE 8LEGAL DESCRIPTIONS

Parcels 1-71 are all located in Kitsap County, Washington:

PARCEL 1:

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 27 NORTH, RANGE 1 EAST, W.M. IN KITSAP COUNTY, WASHINGTON.

ALSO RESULTANT PARCEL B OF BOUNDARY LINE ADJUSTMENT RECORDED UNDER AUDITOR’S FILE NO. 9502210221; BEING A PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 27 NORTH, RANGE 1 EAST W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 2:

THE EAST OF THE NORTHEAST 1/4;

THE SOUTHEAST 1/4;

THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4;

EXCEPT THAT PORTION CONTAINED WITHIN THE PLAT OF HOOD CANAL ACREAGE TRACTS BLOCK 2, DIVISION NO. 1, AS PER PLAT RECORDED IN VOLUME 5 OF PLATS, PAGE 52, RECORDS OF KITSAP COUNTY WASHINGTON;

ALL IN SECTION 13, TOWNSHIP 27 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

ALSO TRACTS 1, 13, 15, 16, AND 17 OF HOOD CANAL ACREAGE TRACTS BLOCK 2, DIVISION 1, AS PER PLAT RECORDED IN VOLUME 5 OF PLATS, PAGE 52, RECORDS OF KITSAP COUNTY WASHINGTON;

ALSO LOTS 12 AND 13, HOOD CANAL ACREAGE TRACTS BLOCK 1, DIVISION 4, AS PER PLAT RECORDED IN VOLUME 5 OF PLATS, PAGE 51, RECORDS OF KITSAP COUNTY WASHINGTON;

ALSO LOTS 10 AND 11, HOOD CANAL ACREAGE TRACTS BLOCK 1, DIVISION 2, AS PER PLAT RECORDED IN VOLUME 5 OF PLATS, PAGE 49, RECORDS OF KITSAP COUNTY WASHINGTON;

PARCEL 3:

THE EAST 8 ACRES OF THE WEST HALF OF THE EAST HALF OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4; EXCEPT THE SOUTH 30 FEET THEREOF;

THE EAST HALF OF THE EAST HALF OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4; EXCEPT THE SOUTH 30 FEET, AND EXCEPT THE EAST 50 FEET;

ALL IN SECTION 23, TOWNSHIP 27 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 4:

THE NORTHEAST 1/4;

THE EAST HALF OF THE NORTHWEST 1/4;

THE NORTHEAST 1/4  OF THE SOUTHWEST 1/4;

THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4;

EXCEPT THE NORTH AND EAST 30 FEET; AND EXCEPT THE SOUTH 50 FEET OF SAID SOUTHEAST 1/4 OF THE SOUTHWEST 1/4;

ALSO THE SOUTHEAST 1/4;

ALL IN SECTION 24, TOWNSHIP 27 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 5:

THE NORTHEAST 1/4;

THE NORTHWEST 1/4;

EXCEPT THE NORTH HALF OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4;

ALSO THE SOUTHEAST 1/4;

ALL IN SECTION 25, TOWNSHIP 27 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 6:

THAT PORTION OF SECTION 36. TOWNSHIP 27 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTH QUARTER  CORNER OF SAID SECTION 36;

THENCE SOUTH 89°12’32” EAST ALONG THE NORTH LINE OF SAID SECTION 36 A DISTANCE OF 1318.83 FEET TO THE NORTHEAST CORNER OF THE WEST HALF OF THE NORTHEAST QUARTER OF SAID SECTION 36;

THENCE SOUTH 1°24’08” WEST ALONG THE EAST LINE OF THE WEST HALF OF THE NORTHEAST QUARTER OF SAID SECTION 36 A DISTANCE OF 2657.65 FEET TO THE SOUTHEAST CORNER OF THE WEST HALF OF THE NORTHEAST QUARTER OF SAID SECTION 36;

THENCE NORTH 88°32’27” WEST ALONG THE SOUTH LINE OF THE WEST HALF OF THE NORTHEAST QUARTER OF SAID SECTION 36 A DISTANCE OF 1309.44 FEET TO A D.N.R. CONCRETE MONUMENT MARKING THE CENTER OF SAID SECTION 36;

THENCE SOUTH 1°15’42” WEST ALONG THE EAST LINE OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 36 A DISTANCE OF 1363.60 FEET TO A D.N.R. CONCRETE MONUMENT MARKING THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 36;

THENCE NORTH 89°32’10” WEST ALONG THE SOUTH LINE OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 36 A DISTANCE OF 265.02 FEET TO A HALF INCH REBAR WITH A YELLOW CAP IMPRINTED “SEO 20795” THEREINAFTER REFERRED TO AS A REBAR;

THENCE NORTH 7°02’09” WEST 205.20 FEET TO A REBAR;

THENCE NORTH 33°07’04” EAST 100.17 FEET TO A REBAR;

THENCE NORTH 10°34’20” EAST 321.37 FEET TO A REBAR;

THENCE NORTH 15°07’35” WEST 352.62 FEET TO A REBAR;

THENCE NORTH 5°36’46” WEST 311.98 FEET TO A REBAR;

THENCE NORTH 6°55’30” WEST 483.78 FEET TO A REBAR;

THENCE NORTH 10°49’41” WSET 609.38 FEET TO A REBAR;

THENCE NORTH 4°12’47” WEST 157.16 FEET TO A REBAR;

THENCE NORTH 6°19’29” WEST 200.28 FEET TO A REBAR;

THENCE NORTH 37°58’38” WEST 174.02 FEET TO A REBAR;

THENCE NORTH 8°22’06” EAST 318.42 FEET TO A REBAR;

THENCE NORTH 37°05’29” EAST 1080.30 FEET TO THE POINT OF BEGINNING, IN KITSAP COUNTY, WASHINGTON;

PARCEL 7:

THE NORTHEAST 1/4;

THE EAST HALF OF THE NORTHWEST 1/4;

THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4;

THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4;

ALL IN SECTION 36, TOWNSHIP 27 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

EXCEPT THAT PORTION CONVEYED TO GAMBLE VILLAGE WATER AND SEWER COMPANY, A WASHINGTON CORPORATION, BY INSTRUMENT RECORDED UNDER AUDITOR’S FILE NO. 9212300192.

PARCEL 8:

THE NORTHWEST 1/4 OF SECTION 3, TOWNSHIP 26 NORTH, RANGE 2 EAST, W.M.,

IN KITSAP COUNTY, WASHINGTON.

EXCEPT THE EAST 571.71 FEET THEREOF;

ALSO EXCEPT THE SOUTHWEST 1/4 OF SAID NORTHWEST 1/4;

(ALSO KNOWN AS PARCEL C OF 20 ACRE LAND SEGREGATION RECORDED SEPTEMBER 27, 1999 UNDER AUDITOR’S FILE NO. 3209712.)

PARCEL 9:

THE NORTH HALF OF THE NORTHEAST 1/4;

AND THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4, EXCEPT THE NORTH AND EAST 30 FEET FOR ROAD PURPOSES;

ALL IN SECTION 4, TOWNSHIP 26 NORTH, RANGE 2 EAST, IN KITSAP COUNTY, WASHINGTON.

PARCEL 10:

THE EAST HALF OF THE SOUTHEAST 1/4 OF SECTION 4, TOWNSHIP 26 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 11:

THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4 AND THE EAST HALF OF THE SOUTHWEST 1/4 OF SECTION 3, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

EXCEPT THE SOUTH 30 FEET OF THE WEST 30 FEET OF SAID EAST HALF;

TOGETHER WITH AN EASEMENT FOR ROAD PURPOSES OVER, ALONG AND ACROSS THE NORTH 30 FEET AND THE SOUTH 60 FEET OF THAT PORTION OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 3, LYING EAST OF HANSVILLE COUNTY ROAD AND FOR SAID PURPOSES OVER, ALONG AND ACROSS THE WEST 30 FEET AND THE SOUTH 30 FEET OF THAT PORTION OF SAID SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 LYING WEST OF SAID COUNTY ROAD; AND FOR SAID PURPOSES OVER AND ACROSS THE NORTH 60 FEET OF THE NORTHEAST 1/4 OF THE NORTHWEST 1/4 OF SECTION 10, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M. IN KITSAP COUNTY WASHINGTON.

PARCEL 12:

THE EAST HALF OF SECTION 4, TOWNSHIP 27 NORTH, RANGE 2 EAST W.M., IN KITSAP COUNTY, WASHINGTON.

EXCEPT THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION; AND EXCEPT COUNTY ROAD KNOWN AS HANSVILLE ROAD;

TOGETHER WITH AN EASEMENT FOR ROAD PURPOSES OVER, ALONG AND ACROSS THE SOUTH 30 FEET OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4; EXCEPT THE EAST 30 FEET THEREOF.

PARCEL 13:

THE SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 27 NORTH, RANGE 2 EAST W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 14:

PORTIONS OF THE VACATED PLAT OF GAMBLE VILLAGE, VACATED PURSUANT TO COMMISSIONERS JOURNAL VOLUME 15, PAGE 329, LYING WITHIN SECTION 7, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT THE QUARTER CORNER COMMON TO SECTIONS 6 AND 7; THENCE SOUTH 88° 24’ 47” EAST ALONG THE LINE COMMON TO SECTIONS 6 AND 7, 350.06 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 16° 15’ 37” EAST 161.08 FEET; THENCE SOUTH 73° 44’ 23” EAST, 500.00 FEET; THENCE SOUTH 16° 15’ 37” WEST, 120.00 FEET; THENCE SOUTH 73° 44’ 23” EAST, 100.00 FEET; THENCE NORTH 16° 15’ 37” EAST 120.00 FEET; THENCE SOUTH 73° 44’ 23” EAST, 200.00 FEET; THENCE SOUTH 16° 15’ 37” WEST, 240.00 FEET; THENCE NORTH 73° 44’ 23” WEST, 720.00 FEET; THENCE NORTH 16°15’ 37 ‘ EAST, 10 FEET; THENCE NORTH 73° 44’ 23” WEST, 80 FEET; THENCE NORTH 16°15’ 37 ‘ EAST, 68.92 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPT ANY PORTION IN THE FORMER LOTS 13, 14, 15, 18 AND 20 THROUGH 24 OF SAID VACATED PLAT;

ALSO BEGINNING AT THE QUARTER CORNER COMMON TO SAID SECTIONS 6 AND 7; THENCE SOUTH 88° 24’ 47” EAST ALONG THE LINE COMMON TO SECTIONS 6 AND 7, 350.06 FEET; THENCE SOUTH 16° 15’ 37” WEST 258.92 FEET; THENCE SOUTH 73° 44’ 23” EAST, 800.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 16° 15’ 37” EAST, 120.00 FEET; THENCE SOUTH 73° 44’ 23” EAST, 60 FEET; THENCE NORTH 16° 15’ 37” EAST, 350.00 FEET; THENCE SOUTH 73° 44’ 23” EAST, 177.26 FEET; THENCE SOUTH 31° 56’ 18” WEST, 109.06 FEET; THENCE SOUTH 15° 17’ 59” EAST, 99.75 FEET; SOUTH 16° 15’ 37” WEST, 280.00 FEET; THENCE NORTH 73° 44’ 23” WEST, 260.00 FEET TO THE TRUE POINT OF BEGINNING.

ALSO THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 7, TOWNSHIP 27 NORTH, RANGE 2 EAST W.M., IN KITSAP COUNTY, WASHINGTON; EXCEPT THAT PORTION LYING WITHIN THE VACATED PLAT OF GAMBLE VILLAGE.

PARCEL 15:

THAT PORTION OF SECTION 7, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

PARCEL I:

NORTHWEST QUARTER OF THE NORTHEAST QUARTER EXCEPT THE PLAT OF GAMBLE VILLAGE;

PARCEL II:

SOUTH HALF OF THE NORTHEAST QUARTER

PARCEL III:

NORTHEAST QUARTER OF THE NORTHWEST QUARTER;

PARCEL IV:

SOUTHWEST QUARTER EXCEPT THE NORTHWEST QUARTER THEREOF;

PARCEL V:

WEST HALF OF THE SOUTHEAST QUARTER;

PARCEL VI:

EAST HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER EXCEPT THAT PORTION OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER DESCRIBED AS FOLLOWS:

BEGINNING AT THE QUARTER CORNER COMMON TO SECTION 6 AND 7;

THENCE SOUTH 88°24’47” EAST 350.96 FEET;

THENCE SOUTH 16°15’37” WEST 258.92 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 16°15’37” 380 FEET;

THENCE SOUTH 73°44’23” EAST 800 FEET;

THENCE NORTH 16°15’37” EAST 380 FEET;

THENCE NORTH 73°44’23” WEST 800 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT THAT PORTION OF THE SOUTHEAST QUARTER AND SOUTHWEST QUARTER CONVEYED BY INSTRUMENT RECORDED UNDER AUDITOR’S FILE NO. 9212300189, IN KITSAP COUNTY WASHINGTON;

PARCEL 16:

THE WEST HALF OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 7, TOWNSHIP 27 NORTH, RANGE 2 EAST W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 17:

THAT PORTION OF THE SOUTH HALF OF SECTION 7 AND THE NORTH HALF OF THE NORTH HALF OF SECTION 18, BOTH IN TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTIN 7;

THENCE SOUTH 1°20’14” WEST ALONG THE NORTH-SOUTH CENTER LINE OF SAID SECTION 7 A DISTANCE OF 2666.45 FEET TO THE CENTER OF SAID SECTION 7 AND THE TRUE POINT OF BEGINNING;

THENCE NORTH 88°59’21” WEST ALONG THE EAST-WEST CENTER LINE OF SAID SECTION 7 A DISTANCE OF 1338.56 FEET TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 7;

THENCE SOUTH 11°36’17” WEST 1643.39 FEET TO A HALF INCH REBAR WITH A YELLOW CAP IMPRINTED “SEO 20795” HEREINAFTER REFERRED TO AS A REBAR;

THENCE SOUTH 0°14’46” EAST 351.75 FEET TO A REBAR;

THENCE SOUTH 8°18’05” EAST 281.72 FEET TO A REBAR;

THENCE SOUTH 25°57’05” EAST 228.36 FEET TO A REBAR;

THENCE SOUTH 27°52’59” EAST 158.84 FEET TO A REBAR;

THENCE SOUTH 50°50’55” EAST 1231.20 FEET TO A REBAR;

THENCE NORTH 81°09’44” EST 654.90 FEET TO A REBAR;

THENCE NORTH 28°18’10” EAST 504.97 FEET TO A REBAR;

THENCE NORTH 44°56’37” EAST 603.45 FEET TO A REBAR;

THENCE NORTH 4°16’22” WEST 996.96 FEET TO A REBAR;

THENCE NORTH 13°51’41” WEST 560.41 FEET TO A REBAR;

THENCE NORTH 12°24’01” EAST 209.75 FEET TO A REBAR;

THENCE NORTH 18°55’00” WEST 373.13 FEET TO A REBAR;

THENCE NORTH 2°56’28” EAST 262.07 FEET TO THE EAST-WEST CENTER LINE OF SAID SECTION 7;

THENCE NORTH 88°59’21” WEST ALONG SAID CENTER LINE 544.13 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT ANY PORTION LYING WITHIN SECTION 18, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY WASHINGTON;

PARCEL 18:

THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 9, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 19:

THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 9, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 20:

THE WEST HALF OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4;

THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4;

EXCEPT THE SOUTH 30 FEET AND THE EAST 30 FEET THEREOF;

THE EAST 3/4 OF THE NORTH HALF OF THE SOUTHWEST 1/4;

AND THE WEST HALF OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4;

EXCEPT THE NORTH 30 FEET THEREOF;

ALL IN SECTION 15, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M.,

IN KITSAP COUNTY, WASHINGTON.

PARCEL 21:

THAT PORTION OF THE SOUTH HALF OF SECTION 7 AND THE NORTH HALF OF THE NORTH HALF OF SECTION 18, BOTH IN TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 7;

THENCE SOUTH 1°20’14” WEST ALONG THE NORTH-SOUTH CENTER LINE OF SAID SECTION 7 A DISTANCE OF 2666.45 FEET TO THE CENTER OF SAID SECTION 7 AND THE TRUE POINT OF BEGINNING;

THENCE NORTH 88°59’21” WEST ALONG THE EAST-WEST CENTER LINE OF SAID SECTION 7 A DISTANCE OF 1338.56 FEET TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 7;

THENCE SOUTH 11°36’17” WEST 1643.39 FEET TO A HALF INCH REBAR WITH A YELLOW CAP IMPRINTED “SEO 20795” HEREINAFTER REFERRED TO AS A REBAR;

THENCE SOUTH 0°14’46” EAST 351.75 FEET TO A REBAR;

THENCE SOUTH 8°18’05” EAST 281.72 FEET TO A REBAR;

THENCE SOUTH 25°57’05” EAST 228.36 FEET TO A REBAR;

THENCE SOUTH 27°52’59” EAST 158.84 FEET TO A REBAR;

THENCE SOUTH 50°50’55” EAST 1231.20 FEET TO A REBAR;

THENCE NORTH 81°09’44” EST 654.90 FEET TO A REBAR;

THENCE NORTH 28°18’10” EAST 504.97 FEET TO A REBAR;

THENCE NORTH 44°56’37” EAST 603.45 FEET TO A REBAR;

THENCE NORTH 4°16’22” WEST 996.96 FEET TO A REBAR;

THENCE NORTH 13°51’41” WEST 560.41 FEET TO A REBAR;

THENCE NORTH 12°24’01” EAST 209.75 FEET TO A REBAR;

THENCE NORTH 18°55’00” WEST 373.13 FEET TO A REBAR;

THENCE NORTH 2°56’28” EAST 262.07 FEET TO THE EAST-WEST CENTER LINE OF SAID SECTION 7;

THENCE NORTH 88°59’21” WEST ALONG SAID CENTER LINE 544.13 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT ANY PORTION LYING WITHIN SECTION 7, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY WASHINGTON;

PARCEL 22:

ALL OF SECTION 18, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT STATE HIGHWAY;

EXCEPT THE FOLLOWING:

THAT PORTION OF THE SOUTH HALF OF SECTION 7 AND THE NORTH HALF OF THE NORTH HALF OF SECTION 18, BOTH IN TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 7;

THENCE SOUTH 1°20’14” WEST ALONG THE NORTH-SOUTH CENTER LINE OF SAID SECTION 7 A DISTANCE OF 2666.45 FEET TO THE CENTER OF SAID SECTION 7 AND THE TRUE POINT OF BEGINNING;

THENCE NORTH 88°59’21” WEST ALONG THE EAST-WEST CENTER LINE OF SAID SECTION 7 A DISTANCE OF 1338.56 FEET TO THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 7;

THENCE SOUTH 11°36’17” WEST 1643.39 FEET TO A HALF INCH REBAR WITH A YELLOW CAP IMPRINTED “SEO 20795” HEREINAFTER REFERRED TO AS A REBAR;

THENCE SOUTH 0°14’46” EAST 351.75 FEET TO A REBAR;

THENCE SOUTH 8°18’05” EAST 281.72 FEET TO A REBAR;

THENCE SOUTH 25°57’05” EAST 228.36 FEET TO A REBAR;

THENCE SOUTH 27°52’59” EAST 158.84 FEET TO A REBAR;

THENCE SOUTH 50°50’55” EAST 1231.20 FEET TO A REBAR;

THENCE NORTH 81°09’44” EST 654.90 FEET TO A REBAR;

THENCE NORTH 28°18’10” EAST 504.97 FEET TO A REBAR;

THENCE NORTH 44°56’37” EAST 603.45 FEET TO A REBAR;

THENCE NORTH 4°16’22” WEST 996.96 FEET TO A REBAR;

THENCE NORTH 13°51’41” WEST 560.41 FEET TO A REBAR;

THENCE NORTH 12°24’01” EAST 209.75 FEET TO A REBAR;

THENCE NORTH 18°55’00” WEST 373.13 FEET TO A REBAR;

THENCE NORTH 2°56’28” EAST 262.07 FEET TO THE EAST-WEST CENTER LINE OF SAID SECTION 7;

THENCE NORTH 88°59’21” WEST ALONG SAID CENTER LINE 544.13 FEET TO THE TRUE POINT OF BEGINNING;

AND EXCEPT ANY PORTION LYING WITHIN SECTION 7, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY WASHINGTON;

TOGETHER WITH TIDE LANDS OF THE SECOND CLASS, AS CONVEYED BY THE STATE OF WASHINGTON, SITUATE IN FRONT OF, ADJACENT TO AND ABUTTING UPON THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 18;

PARCEL 23:

THE NORTHWEST 1/4 OF THE NORTHEAST 1/4;

THE WEST HALF;

THE WEST HALF OF THE SOUTHEAST 1/4; AND

THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 19, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 24:

THE WEST HALF OF THE EAST HALF OF SECTION 33, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

ALSO THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION;

EXCEPT PORTION CONVEYED TO KITSAP COUNTY FOR ROAD PURPOSES BY INSTRUMENT RECORDED UNDER AUDITOR’S FEE NO. 817693.

PARCEL 25:

THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 28, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT THE NORTH 140 FEET OF THE WEST 180 FEET THEREOF.

PARCEL 26:

THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON,

EXCEPT THAT PORTION LYING EASTERLY OF SUQUAMISH-PORT GAMBLE ROAD.

PARCEL 27:

THE EAST 53.33 ACRES OF THE SOUTHEAST 1/4; EXCEPT THE EAST 50 FEET THEREOF TO KITSAP COUNTY PER RESOLUTION NO 087-1990 DATED 2/26/1990; ALSO EXCEPT THE NORTH 209 FEET OF THE WEST 209 FEET OF THE EAST 53.33 ACRES OF THE SOUTHEAST 1/4 OF SECTION 29, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 28:

THE NORTH HALF;

THE SOUTHWEST 1/4; EXCEPT THE WEST, SOUTH, AND EAST 50 FEET THEREOF;

THE NORTH HALF OF THE SOUTHEAST 1/4;

THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4; EXCEPT THE WEST AND SOUTH

50 FEET AND THE EAST 30 FEET THEREOF;

AND THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4; EXCEPT THAT PORTION OF THE FOLLOWING DESCRIBED TRACT LYING SOUTHEASTERLY OF BOND ROAD, TO-WIT:

BEGINNING AT THE SOUTHEAST CORNER OF SECTION 30;

THENCE NORTH 1° 27’ 26” WEST 485.77 FEET;

THENCE SOUTH 89° 16’ 34” WEST 481.05 FEET;

THENCE SOUTH 1° 27’ 26” EAST 485.77 FEET;

THENCE NORTH 89° 16’ 34” WEST 481.05 FEET TO THE TRUE POINT OF BEGINNING;

EXCEPT FROM THE ABOVE PORTION THOSE PARCELS CONVEYED TO KITSAP COUNTY FOR BOND ROAD RELOCATION BY DEEDS RECORDED UNDER AUDITOR’S FEE NO. 846386 AND 857704;

ALL IN SECTION 30, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 29:

THAT PORTION OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 LYING NORTHWESTERLY OF COUNTY ROAD;

THE WEST HALF OF THE NORTHEAST 1/4; EXCEPT PORTION CONVEYED TO KITSAP COUNTY BY DEED RECORDED UNDER AUDITOR’S FEE NO. 753899;

THE NORTHEAST 1/4 OF THE NORTHWEST 1/4; EXCEPT THE NORTH 50 FEET; AND EXCEPT THE SOUTH 30 FEET;

THE NORTHWEST 1/4 OF THE NORTHWEST 1/4; EXCEPT THE NORTH 50 FEET; AND EXCEPT THE SOUTH 50 FEET;

THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4; EXCEPT THE WEST 50 FEET; AND EXCEPT THE NORTH, SOUTH AND EAST 30 FEET;

AND THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4; EXCEPT THE WEST AND SOUTH 30 FEET;

ALL IN SECTION 31, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 30:

THE NORTHEAST 1/4 OF THE NORTHEAST 1/4;

THE WEST HALF OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4;

THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4;

THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4;

THE EAST HALF OF THE SOUTHWEST 1/4;

AND ALL OF THE SOUTHEAST 1/4;

ALL IN SECTION 32, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 31:

THE NORTH HALF OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4;

THE SOUTH HALF OF THE SOUTHEAST 1/4 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4;

THE SOUTH HALF OF THE SOUTH HALF OF THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4;

THE NORTH HALF OF THE SOUTHWEST 1/4;

THE WEST HALF OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4;

THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4; EXCEPT THAT PORTION LYING SOUTHEASTERLY OF THE NORTHERLY LINE OF COUNTY ROAD;

AND THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 33, TOWNSHIP 27 NORTH, RANGE 2 EAST W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 32:

THE SOUTH HALF OF THE SOUTHWEST 1/4 OF SECTION 34, TOWNSHIP 27 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON; EXCEPT THE EAST 571.71 FEET THEREOF; (ALSO KNOWN AS PARCEL B OF 20 ACRE LAND SEGREGATION RECORDED UNDER AUDITOR’S FEE NO. 3209712.)

PARCEL 33:

THAT PORTION OF THE SOUTH HALF OF THE SOUTHWEST 1/4 LYING NORTH OF THE PLATS OF SHORE WOODS, ACCORDING TO THE PLAT RECORDED IN VOLUME 12 OF PLATS, PAGES 1 AND 2, RECORDS OF KITSAP COUNTY; AND SHORE WOODS NO. 3, ACCORDING TO THE PLAT RECORDED IN VOLUME 12 OF PLATS, PAGE 23, RECORDS OF KITSAP COUNTY, LYING EAST OF THE EASTERLY MARGIN OF BEAVER ROAD EXTENDED SOUTHERLY;

ALL IN SECTION 20, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 34:

THAT PORTION OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 20, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, LYING SOUTHERLY OF THE SOUTHERLY BOUNDARY OF THE PLAT OF SHORE WOODS, AS PER PLAT RECORDED IN VOLUME 12 OF PLATS, PAGE 1 AND 2, RECORDS OF KITSAP COUNTY WASHINGTON;

ALSO

THAT PORTION OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 20, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, LYING SOUTHERLY OF THE SOUTHERLY BOUNDARY OF THE PLAT OF SHORE WOODS NO. 2, AS PER PLAT RECORDED IN VOLUME 12 OF PLATS, PAGE 44 AND 45, RECORDS OF KITSAP COUNTY WASHINGTON;

PARCEL 35:

ALL OF SECTION 28, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT THE EAST HALF OF THE SOUTHEAST 1/4 THEREOF;

AND EXCEPT THAT PORTION CONVEYED TO HANSVILLE WATER DISTRICT OF KITSAP COUNTY, WASHINGTON, A MUNICIPAL CORPORATION, BY DEED RECORDED UNDER AUDITOR’S FEE NO. 7907310189.

PARCEL 36:

THAT PORTION OF THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 20, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON LYING SOUTHERLY AND EASTERLY OF COUNTY ROAD KNOWN AS HOOD CANAL DRIVE AND WESTERLY OF THE WESTERLY BOUNDARY OF SHORE WOODS, AS PER PLAT RECORDED IN VOLUME 12 OF PLATS, PAGES 1 AND 2, RECORDS OF KITSAP COUNTY;

ALSO

THAT PORTION OF GOVERNMENT LOT 1 IN SAID SECTION 20, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, LYING SOUTHERLY OF SAID HOOD CANAL DRIVE AND EASTERLY OF THE EASTERLY BOUNDARY OF HOOD CANAL SHORES, AS PER PLAT RECORDED IN VOLUME 8 OF PLATS, PAGE 62, RECORDS OF KITSAP COUNTY;

ALSO

THAT PORTION OF GOVERNMENT LOT 4 IN SECTION 29, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, LYING EASTERLY OF THE EASTERLY BOUNDARY OF HOOD CANAL SHORES, AS PER PLAT RECORDED IN VOLUME 8 OF PLATS, PAGE 62, RECORDS OF KITSAP COUNTY;

ALSO

THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 29, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT PORTION CONTAINED IN PLAT OF SHORE WOODS, AS PER PLAT RECORDED IN VOLUME 12 OF PLATS, PAGES 1 AND 2;

ALSO

THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER AND OF THE NORTHEAST QUARTER OF THE SOUTHWEST QUARTER AND OF GOVERNMENT LOT 1 IN SECTION 29, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, LYING EASTERLY OF THE EASTERLY BOUNDARIES OF PLATS OF HOOD CANAL SHORES AS PER PLAT RECORDED IN VOLUME 8 OF PLATS, PAGE 62; AND HOOD CANAL SHORES NO. 2, AS PER PLAT RECORDED IN VOLUME 9 OF PLATS, PAGE 17, RECORDS OF KITSAP COUNTY;

EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF LOT 48 OF HOOD CANAL SHORES NO. 2, S PER PLAT RECORDED IN VOLUME 9 OF PLATS, PAGE 17;

THENCE NORTH 8°50’36” WEST, ALONG THE EASTERLY LIMITS OF SAID LOT 48, A DISTANCE OF 150 FEET;

THENCE NORTH 81°09’24” EAST 85 FEET;

THENCE SOUTH 8°50’36” EAST 150 FEET;

THENCE SOUTH 81°09’24” WEST 85 FEET TO THE POINFT OF BEGINNING;

AND EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

THAT PORTION OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER IN SECTION 29, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON CONVEYED TO J. ROBERT AND FRANCES B. SULTHOFF BY INSTRUMENT RECORDED UNDER ANDITOR’S FILE NO. 9405020261;

ALSO EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF LOT 49 OF THE SAID PLAT OF HOOD CANAL SHORES NO. 2;

THENCE NORTH 17°07’37” WEST 90 FEET;

THENCE NORTH 72°52’23” EAST 85 FEET;

THENCE SOUTH 17°07’37” EAST 90 FEET;

THENCE SOUTH 12°34’07” EAST 185 FEET, MORE OR LESS, TO A POINT WHICH BEARS NORTH 8°50’36” WEST AND NORTH 81°09’24” EAST 85 FEET FROM THE SOUTHEAST CORNER OF LOT 48 OF SAID HOOD CANAL SHORES NO. 2;

THENCE SOUTH 81°09’24” WEST 25 FEET;

THENCE NORTH 12°34’07” WEST 180.22 FEET;

THENCE SOUTH 72°52’23” WEST 60 FEET TO THE POINT OF BEGINNING;

AND EXCEPT THAT PORTION THEREOF LYING WITHIN THE FOLLOWING DESCRIBED TRACT DESIGNATED AS TRACT “X”:

BEGINNING AT THE NORTHEAST CORNER OF LOT 35 OF SAID HOOD CANAL SHORES NO. 2;

THENCE SOUTHERLY, ALONG THE EASTERLY BOUNDARY OF SAID LOT 35 TO THE SOUTHEAST CORNER THEREOF;

THENCE NORTH 59°26’54” EAST 470.00 FEET;

THENCE NORTH 30°33’06” WEST 259.93 FEET;

THENCE SOUTH 59°26’54” WEST 454.23 FEET TO THE POINT OF BEGINNING;

ALSO

THE EAST HALF OF SECTION 29, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT PORTION LYING IN PLAT OF SHORE WOODS NO. 2, AS PER PLAT RECORDED IN VOLUME 12 OF PLATS, PAGES 44 AND 45, RECORDS OF KITSAP COUNTY;

AND EXCEPT PORTION LYING IN SAID TRACT “X” AFORESAID;

ALSO THE NORTH 60 FEET OF LOT 50, HOOD CANAL SHORES NO. 2, ACCORDING TO PLAT RECORDED IN VOLUME 9 OF PLATS, PAGE 17, RECORDS OF KITSAP COUNTY, WASHINGTON.

PARCEL 37:

THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER;

EXCEPT THE WEST AND NORTH 30 FEET;

THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER;

THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER;

EXCEPT THE SOUTH 60 FEET CONVEYED TO KITSAP COUNTY FOR ROAD BY INSTRUMENT RECORDED UNDER AUDITOR’S FILE NO. 817693;

AND THE SOUTHEAST QUARTER OF THE SOUTHEST QUARTER;

EXCEPT A PLOT OF LAND 100 FEET BY 100 FEET STARTING AT THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;

THENCE EAST 100 FEET;

THENCE SOUTH 100 FEET;

THENCE WEST 100 FEET;

THENCE NORTH 100 FEET TO THE POINT OF BEGINNING;

AND EXCEPT THAT PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER;

THENCE EAST 627 FEET;

THENCE SOUTH 418 FEET;

THENCE WEST 627 FEET;

THENCE NORTH 418 FEET; TO THE POINT OF BEGINNING;

EXCEPT CEMETERY;

ALL IN SECTION 32, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 38:

THE WEST HALF OF THE EAST HALF OF SECTION 33, TOWNSHIP 28 NORTH, RANGE 2 EAST, W.M., IN KITSAP COUNTY, WASHINGTON; EXCEPT PORTION CONVEYED TO KITSAP COUNTY FOR ROAD PURPOSES BY INSTRUMENT RECORDED UNDER AUDITOR’S FEE NO. 817693.

PARCEL 39:

THE NORTH HALF OF THAT PART OF THE NORTH HALF OF THE SOUTHWEST QUARTER, SECTION 3, TOWNSHIP 23 NORTH, RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE WEST LINE OF SAID SECTION 3, A DISTANCE NORTH 0°00’20” EAST 1373.15 FEET FROM THE SOUTHWESTERLY CORNER OF SAID SECTION 3;

THENCE ALONG THE WEST LINE OF SAID SECTION 3, NORTH 0°00’20” EAST 338.42 FEET;

THENCE NORTH 86°55’21” EAST 1437.08 FEET;

THENCE SOUTHERLY ALONG THE WESTERLY MARGIN OF THE OLD NAVY YARD HIGHWAY ON A CURVE TO THE LEFT HAVING AN INITIAL COURSE OF

SOUTH 11°04’23” WEST AND A RADIUS OF 413.00 FEET, A DISTANCE OF 50.30 FEET;

THENCE SOUTH 4°04’40” WEST 283.29 FEET;

THENCE SOUTH 86°37’13” WEST 1410.61 FEET TO THE POINT OF BEGINNING;

EXCEPT ROADS;

AND EXCEPT THE SOUTH 30 FEET OF THE EAST 400 FEET OF THE ABOVE DESCRIBED PROPERTY

PARCEL 40:

THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 20, TOWNSHIP 24 NORTH, RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 41:

THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 20, TOWNSHIP 24 NORTH, RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT ROAD.

PARCEL 42:

THE WEST HALF OF THE NORTHEAST 1/4;

THE NORTHWEST 1/4;

THE SOUTHWEST 1/4;

THE WEST HALF OF THE SOUTHEAST 1/4;

AND THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 28, TOWNSHIP 24 NORTH RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT THAT PORTION CONVEYED TO KITSAP COUNTY BY DEED RECORDED UNDER AUDITOR’S FEE NO. 1057947;

TOGETHER WITH AN EASEMENT FOR ROAD PURPOSES OVER, ALONG AND ACROSS ALL LOGGING ROADS CROSSING THE EAST HALF OF THE NORTHEAST 1/4 OF SAID SECTION 28, AS RESERVED IN DEED RECORDED SEPTEMBER 1, 1972, UNDER AUDITOR’S FEE NO. 1029691.

PARCEL 43:

THE NORTH HALF;

THE EAST HALF OF THE SOUTHWEST 1/4;

THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4;

AND THE NORTH HALF OF THE SOUTHEAST 1/4;

ALL IN SECTION 29, TOWNSHIP 24 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT PORTIONS CONVEYED TO KITSAP COUNTY FOR ROAD PURPOSES BY DEEDS RECORDED UNDER AUDITOR’S FEE NOS. 750383, 924625, 981361, AND 9111150305.

PARCEL 44:

THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 30, TOWNSHIP 24 NORTH, RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 45:

THE NORTHEAST 1/4;

THE EAST HALF OF THE NORTHWEST 1/4;

AND GOVERNMENT LOTS 1, 2, AND 3, IN SECTION 31, TOWNSHIP 24 NORTH, RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT PANTHER LAKE COUNTY ROAD;

PARCEL 46:

THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4;

EXCEPT THAT PORTION OF THE SOUTH HALF THEREOF LYING EASTERLY OF PANTHER LAKE NORTH TO TAHUYEH COUNTY ROAD;

THE SOUTHWEST 1/4;

EXCEPT THAT PORTION THEREOF LYING SOUTHEASTERLY OF TIGER LAKE COUNTY ROAD;

THAT PORTION OF THE WEST HALF OF THE SOUTHEAST 1/4 LYING NORTHERLY OF TIGER LAKE COUNTY ROAD;

THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;

AND THAT PORTION OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 LYING WEST OF MISSION LAKE ROAD AND SOUTHERLY OF FEDENK COUNTY ROAD;

ALL IN SECTION 32, TOWNSHIP 24 NORTH, RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT THOSE PORTIONS CONVEYED TO KITSAP COUNTY FOR ROAD PURPOSES BY DEEDS RECORDED UNDER AUDITOR’S FEE NO. 759947,767382, AND 924624.

PARCEL 47:

THE EAST HALF;

THE EAST HALF OF THE WEST HALF;

THE WEST HALF OF THE SOUTHWEST 1/4;

AND THE SOUTH HALF OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4;

ALL IN SECTION 33, TOWNSHIP 24 NORTH, RANGE 1 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT THAT PORTION CONVEYED TO KITSAP COUNTY FOR ROAD PURPOSES BY INSTRUMENT RECORDED UNDER AUDITOR’S FEE NO. 1057947.

PARCEL 48:

THE EAST HALF;

THE SOUTHWEST 1/4;

AND THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 19, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT THE NORTH HALF OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 THEREOF.

PARCEL 49:

THE EAST HALF;

THE SOUTHWEST 1/4;

AND THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4;

ALL IN SECTION 20, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT COUNTY ROAD;

AND EXCEPT THAT PORTION OF SAID SOUTHEAST 1/4 OF THE NORTHWEST 1/4 LYING WESTERLY OF DEWATTO ROAD.

PARCEL 50:

THE NORTHEAST 1/4 OF THE NORTHWEST 1/4 OF SECTION 20, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 51:

ALL OF SECTION 21, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT THE NORTHWEST 1/4 OF THE NORTHEAST 1/4;

AND EXCEPT THE WEST QUARTER OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 THEREOF.

PARCEL 52:

THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 21, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 53:

THE SOUTH HALF OF THE NORTHEAST 1/4;

THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4;

THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4;

AND THE SOUTH HALF OF THE SOUTHEAST 1/4;

ALL IN SECTION 22, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 54:

THE NORTHEAST 1/4 OF THE NORTHEAST 1/4;

THE EAST HALF OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4;

AND THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 22, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 55:

THE WEST HALF OF THE NORTHWEST 1/4;

THE NORTHEAST 1/4 OF THE SOUTHWEST 1/4;

AND THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 23, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON

PARCEL 56:

THE WEST HALF OF THE SOUTHWEST 1/4 OF SECTION 23, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 57:

THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 24, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 58:

THE WEST HALF;

THE WEST HALF OF THE EAST HALF;

THE NORTHEAST 1/4 OF THE NORTHEAST 1/4;

AND THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 25, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 59:

ALL OF SECTION 26, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON

PARCEL 60:

ALL OF SECTION 27, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 61:

ALL OF SECTION 28, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 62:

THE EAST HALF OF SECTION 29, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT RIGHT-OF WAY FOR COUNTY ROAD.

PARCEL 63:

THE EAST HALF OF THE NORTHEAST 1/4; EXCEPT COUNTY ROAD NO 102;

AND THE NORTHWEST 1/4 OF THE NORTHEAST 1/4;

ALL IN SECTION 31, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 64:

ALL OF SECTION 32, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON;

EXCEPT COUNTY ROAD.

PARCEL 65:

ALL OF SECTION 33, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 66:

THE NORTHEAST 1/4;

AND THE WEST HALF;

ALL IN SECTION 34, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 67:

THE EAST HALF OF THE SOUTHEAST 1/4;

THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4;

ALL IN SECTION 34, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 68:

ALL OF SECTION 35, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 69:

THE SOUTH HALF OF THE NORTHEAST 1/4;

THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4;

THE EAST HALF OF THE SOUTHWEST 1/4;

AND THE SOUTHEAST 1/4;

ALL IN SECTION 36, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 70:

THE NORTH HALF OF THE NORTH HALF;

THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4;

AND THE WEST HALF OF THE SOUTHWEST 1/4;

ALL IN SECTION 36, TOWNSHIP 24 NORTH, RANGE 2 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL 71:

THE EAST HALF;

AND THE EAST HALF OF THE SOUTHWEST 1/4;

ALL IN SECTION 36, TOWNSHIP 24 NORTH, RANGE 3 WEST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCELS 1 THROUGH 71, INCLUSIVE ARE SITUATE IN THE COUNTY OF KITSAP, STATE OF WASHINGTON.

8.1           MASON COUNTY, WASHINGTON

LEGAL DESCRIPTIONS

Parcels 1-22A are all located in Mason, County, Washington:

PARCEL 1:

All that portion, if any, of a tract of tidelands conveyed by the State of Washington to The Puget Mill Company in deed recorded August 21, 1984, in Volume V of Deeds, page 560, Auditor’s File No. 7735, AND all that portion, if any, of a tract of tidelands conveyed by the State of Washington to The Puget Mill Company in deed recorded June 21, 1913, in Volume 28 of Deeds, page 131, Auditor’s File No. 28335, which lie Southerly of the North line of Section six (6), Township twenty-two (22) North, Range one (1) West, W.M., extended Westerly, and which lie Easterly of the North and South centerline of said Section six (6) extended Northerly;

EXCEPTING therefrom, all that portion thereof conveyed to Elmer Beard, et ux, in Warranty Deed recorded March 1, 1934, Auditor’s File No. 72452 and Correction Warranty Deed recorded April 4, 1934, Auditor’s File No. 72658;

EXCEPTING therefrom, all that portion thereof conveyed to C.G. Nichols, et ux, in Warranty Deed recorded July 31, 1936, Auditor’s File No. 78820; and,

EXCEPTING therefrom, all that portion thereof conveyed to Sam B. Theler, et ux, in Quit Claim Deed recorded September 7, 1939, Auditor’s File No. 90369.

Parcel No. 12206 11 70430.

PARCEL 2:

All of Section four (4), Township twenty-three (23) North, Range one (1) West, W.M., excepting therefrom the Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of said Section four (4).

Parcel Nos. 12304 00 00000, 12304 41 00000, 12304 42 00000 and 12304 43 00000.

PARCEL 3:

All those portions of Government Lots one (1) and five (5), and of the Southeast quarter (SE ¼) of the Northeast quarter (NE ¼), lying Easterly of the Easterly right-of-way line of Tiger Mission Road, County Road No. 89870; the East half (E ½) of the Southeast quarter (SE ¼); All that portion of the West half (W ½) of the Southeast quarter (SE ¼), lying Easterly of the Easterly right-of-way line of Tiger Mission Road, County Road No. 89870 and lying Southerly of the Southerly right-of-way line of Bear Creek-Dewatto Road, County Road No. 79800; all that portion of Government Lot two (2), lying Westerly of the Westerly right-of-way line of Tiger Lake Road West, County Road No. 88910; AND all that portion of Government Lot three (3) lying Northerly of the Northerly right-of-way line of Tiger Lake

Road West, County Road No. 88910 and lying Easterly of the Easterly right-of-way line of Bear Creek-Dewatto Road, County Road No. 79800, all in Section five (5), Township twenty–three (23) North, Range one (1) West, W.M.

Parcel Nos. 12305 11 00000, 12305 13 00000, 12305 14 00000, 12305 21 00000, 12305 22 00000, 12305 40 00000 and 12305 40 04000.

PARCEL 4:

All of Section eight (8), Township twenty-three (23) North, Range one (1) West, W.M., excepting therefrom the West half (W ½) of the West half (W ½) of said Section eight (8), and excepting therefrom right-of-way for Bear Creek-Dewatto Road, County Road No. 79800.

Parcel No. 12308 00 00000.

PARCEL 4A:

TOGETHER WITH a permanent easement for the construction, reconstruction, use and maintenance of a road or roads for access, 60 feet in width, as granted by the State of Washington in instrument recorded April 29, 1975, Auditor’s File No. 299539.

PARCEL 5:

The West half (W ½) of the Northeast quarter (NE ¼); the Northwest quarter (NW ¼); the Northwest quarter (NW ¼) of the Southwest quarter (SW ¼); AND all that portion of the Northeast quarter (NE ¼) of the Southwest quarter (SW ¼), lying Northerly of the Northerly right-of-way line of the Bear Creek-Dewatto Road, County Road No. 79800, excepting therefrom, all that portion thereof which lies Southerly of the Northerly line of a tract of land sold to Charles Benson in Real Estate Contract recorded December 20, 1939, Auditor’s File No. 91522, all in Section nine (9), Township twenty-three (23) North, Range one (1) West, W.M., excepting therefrom right-of-way for Bear Creek-Dewatto Road, County Road No. 79800.

Parcel Nos. 12309 00 01000 and 12309 31 00000.

PARCEL 6:

The West half (W ½) of the Northeast quarter (NE ¼); the Northwest quarter (NW ¼); AND the North half (N ½) of the Southwest quarter (SW ¼), all in Section seventeen (17), Township twenty-three (23) North, Range one (1) West, W.M.

Parcel Nos. 12317 20 00000 and 12317 30 01000

PARCEL 7:

Government Lots two (2), three (3) and four (4), Section one (1), Township twenty-three (23) North, Range two (2) West, W.M.

Parcel Nos. 22301 12 00000 and 22301 20 00000.

PARCEL 8:

Government Lots one (1), two (2), three (3) and four (4); the Southwest quarter (SW ¼) of the Northwest quarter (NW ¼); AND the Northwest quarter (NW ¼) of the Southwest quarter (SW ¼), all in Section two (2), Township twenty-three (23) North, Range two (2) West, W.M.; excepting therefrom right-of-way for Bear Creek-Dewatto Road, County Road No. 79800.

Parcel Nos. 22302 11 00000, 22302 12 00000, 22302 20 00000, 22302 23 00000 and 22302 32 00000.

PARCEL 9:

Government Lots one (1) and two (2), and the South half (S ½) of the Northeast quarter (NE ¼), all in Section three (3), Township twenty-three (23) North, Range two (2) West, W.M., excepting therefrom right-of-way for Bear Creek-Dewatto Road, County Road No. 79800.

Parcel Nos. 22303 10 00000 and 22303 13 00000

PARCEL 10:

Government Lots three (3) and four (4); the South half (S ½) of the Northwest quarter (NW ¼); AND the West half (W ½) of the Southwest quarter (SW ¼), all in Section four (4), Township twenty-three (23) North, Range two (2) West, W.M., excepting therefrom right-of-way for Bear Creek-Dewatto Road, County Road No. 79800, and excepting therefrom right-of-way for Tahuya-Blacksmith Road, County Road No. 70670.

Parcel Nos. 22304 20 00000, 22304 20 00010 and 22304 30 00000.

PARCEL 11:

All of Section five (5), Township twenty-three (23) North, Range two (2) West, W.M., excepting therefrom right-of-way for Bear Creek-Dewatto Road, County Road No. 79800, and excepting therefrom right-of-way for Tahuya-Blacksmith Road, County Road No. 70670.

Parcel Nos. 22305 11 00000, 22305 12 00000, 22305 13 00000, 22305 14 00000, 22305 21 00000, 22305 22 00000, 22305 23 00000, 22305 24 00000, 22305 31 00000, 22305 32 00000, 22305 33 00000, 22305 34 00000, 22305 41 00000, 22305 42 00000, 22305 43 00000 and 22305 44 00000.

PARCEL 12:

The South half (S ½) of the Northeast quarter (NE ¼); Government Lots one (1) through seven (7), both inclusive; the Southeast quarter (SE ¼) of the Northwest quarter (NW ¼); the Southeast quarter (SE ¼) of the Southwest quarter (SW ¼); AND the Northwest quarter (NW ¼) of the Southeast quarter (SE ¼), all in Section six (6), Township twenty-three (23) North, Range two (2) West, W.M., excepting therefrom right-of-way for Dewatto-Holly Road, County Road No. 76690.

Parcel Nos. 22306 10 00000, 22306 11 00000, 22306 12 00000, 22306 21 00000, 22306 22 00000, 22306 23 00000, 22306 24 00000, 22306 32 00000, 22306 33 00000, 22306 34 00000 and 22306 42 00000.

PARCEL 13:

All of Section seven (7), Township twenty-three (23) North, Range two (2) West, W.M.; excepting therefrom the Southeast quarter (SE ¼) of the Southeast quarter (SE ¼) of said Section seven (7), and excepting therefrom, those portions thereof particularly described as follows:

1)                                             One square acre in the Northwest corner of the Northwest quarter (NW ¼) of the Southwest quarter (SW ¼), as dedicated to the public in instrument recorded June 6, 1930, Auditor’s File No. 63808

2)             The West 84.26 feet of the South 391.26 feet of the North 600 feet of Government Lot three (3), of said Section seven (7)

EXCEPTING from all the foregoing, right-of-way for Dewatto-Holly Road, County Road No. 76690.

Parcel Nos. 22307 10 00000, 22307 20 00000, 22307 22 00000, 22307 23 00000, 22307 31 00000, 22307 31 00020, 22307 32 00000, 22307 33 00000, 22307 34 00000, 22307 40 00000, and 22307 43 00000

PARCEL 14:

The Northeast quarter (NE ¼), excepting therefrom the Southeast quarter (SE ¼) of said Northeast quarter (NE ¼); the Northwest quarter (NW ¼); the Southwest quarter (SW ¼); AND the West half (W ½) of the Southeast quarter (SE ¼), all in Section eight (8), Township twenty-three (23) North, Range two (2) West, W.M.; excepting therefrom right-of-way for Tahuya-Blacksmith Road, County Road No. 70670.

Parcel Nos. 22308 10 00000, 22308 20 00000, 22308 30 00000, 22308 30 00010 and 22308 40 00000.

PARCEL 15:

Government Lot two (2), AND the Northwest quarter (NW ¼), all in Section seventeen (17), Township twenty-three (23) North, Range two (2) West, W.M.; excepting therefrom right-of-way for Tahuya-Blacksmith Road, County Road No. 70670.

Parcel Nos. 22317 13 00000 and 22317 20 00000.

PARCEL 16:

The Northeast quarter (NE ¼) of the Northwest quarter (NW ¼), AND Government Lot one (1), all in Section eighteen (18), Township twenty-three (23) North, Range two (2) West, W.M.

Parcel Nos. 22318 21 00000 and 22318 22 00000.

PARCEL 17:

All of Section one (1), Township twenty-three (23) North, Range three (3) West, W.M.

Parcel Nos. 32301 00 00000, 32301 20 00000

PARCEL 18:

The East half (E ½) of the Southeast quarter (SE ¼), AND the Southeast quarter (SE ¼) of the Northeast quarter (NE ¼), all in Section two (2), Township twenty-three (23) North, Range three (3) West, W.M.

Parcel No. 32302 40 00000.

PARCEL 19:

The Southeast quarter (SE ¼) of the Northeast quarter (NE ¼); the Southeast quarter (SE ¼) of the Southwest quarter (SW ¼); the North half (N ½) of the Southeast quarter (SE ¼); AND the Southwest quarter (SW ¼) of the Southeast quarter (SE ¼); all in Section eleven (11), Township twenty-three (23) North, Range three (3) West, W.M.

Parcel Nos. 32311 14 00000, 32311 34 00000, 32311 40 00000 and 32311 43 00000.

PARCEL 20:

The North half (N ½); the North half (N ½) of the Southwest quarter (SW ¼); AND the Southeast quarter (SE ¼), all in Section twelve (12), Township twenty-three (23) North, Range three (3) West, W.M.; excepting therefrom, all that portion of the East half (E ½) of said Southeast quarter (SE ¼), particularly described as follows:

BEGINNING at the East quarter corner of said Section twelve (12); thence West, along the North line of said Southeast quarter (SE ¼), 710.5 feet; thence South 550 feet; thence East 505.5 feet; thence South 95.5 feet; thence North 55°20’ East, 80 feet; thence East 140 feet, to the East line of said Section twelve (12); thence North, along said East line, 600 feet, to the POINT OF BEGINNING.

Parcel Nos. 32312 00 01000, 32312 30 00000, 32312 40 00000, 32312 41 00000 and 32312 44 00000.

PARCEL 21:

The West half (W ½) of the Northeast quarter (NE ¼); the Northeast quarter (NE ¼) of the Northwest quarter (NW ¼); AND the South half (S ½) of the Northwest quarter (NW ¼), all in Section fourteen (14), Township twenty-three (23) North, Range three (3) West, W.M.

Parcel No. 32314 00 01000.

PARCEL 22:

The Northwest quarter (NW ¼) of the Northeast quarter (NE ¼); the Southeast quarter (SE ¼) of the Northwest quarter (NW ¼); the Northeast quarter (NE ¼) of the Southwest quarter (SW ¼); the Northwest quarter (NW ¼) of the Southeast quarter (SE ¼); AND the Southeast quarter (SE ¼) of the Southeast quarter (SE ¼), all in Section twenty-two (22), Township twenty-three (23) North, Range three (3) West, W.M.

Parcel Nos. 32322 00 00000 and 32322 44 00000.

PARCEL 22A:

TOGETHER WITH and SUBJECT TO a perpetual, non-exclusive easement for road and utility purposes, 60 feet in width, as described in instrument recorded December 21, 1990, Auditor’s File No. 520273.

CLALLAM COUNTY, WASHINGTON

LEGAL DESCRIPTIONS

Parcel A:

                                                The west 396 feet of the Southwest Quarter of Section 33, Township 28 North, Range 2 West, W.M., Clallam County, Washington.

Parcel B:

                                                The West half of the Northeast Quarter in Section 30 Township 30 North, Range 2 West, W.M., Clallam County, Washington.

Parcel C:

                                                The North half of the Southwest Quarter of the Southwest Quarter and the Southwest Quarter of the Southwest Quarter of the Southeast Quarter;

                                                EXCEPT the South 30 feet, all in Section 35, Township 30 North, Range 5 West, W.M., Clallam County, Washington.

Parcel D:

                                                The Southwest Quarter of the Southwest Quarter of the Southwest Quarter of Section 35, Township 30 North, Range 5 West, W.M., Clallam County, Washington.

Situated in the County of Clallam, State of Washington.